The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
File No. 333-195652

PRELIMINARY PROSPECTUS SUPPLEMENT, SUBJECT TO COMPLETION, DATED JUNE 18, 2015

PROSPECTUS SUPPLEMENT
(to Prospectus dated June 23, 2014)

$

Oxford Lane Capital Corp.

Preferred Stock
          Shares, 7.50% Series 2023
Liquidation Preference $25 per Share

We are a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return. We have implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

We are offering         shares of our 7.50% Series 2023 preferred stock, or the “Series 2023 Term Preferred Shares.” We pay monthly dividends on the Series 2023 Term Preferred Shares at an annual rate of 7.50% of the $25 liquidation preference per share, or $1.875 per Series 2023 Term Preferred Share per year, on the last business day of each month. We will pay monthly dividends on the Series 2023 Term Preferred Shares offered pursuant to this prospectus supplement, commencing on July 31, 2015.

We are required to redeem all of the outstanding Series 2023 Term Preferred Shares on June 30, 2023 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series 2023 Term Preferred Shares on June 30, 2023 without the prior unanimous consent of the holders of Series 2023 Term Preferred Shares. If we fail to maintain an asset coverage ratio of at least 200% (as described in this prospectus supplement), we will redeem a portion of the outstanding Series 2023 Term Preferred Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2023 Term Preferred Shares necessary to cause us to meet our required asset coverage ratio and (2) the maximum number of Series 2023 Term Preferred Shares that we can redeem out of cash legally available for such redemption. At any time on or after June 30, 2016, at our sole option, we may redeem the Series 2023 Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2023 Term Preferred Shares.

Each holder of our Series 2023 Term Preferred Shares together with the holders of our 8.50% Series 2017 preferred stock, or the “Series 2017 Term Preferred Shares,” and our 8.125% Series 2024 preferred stock, or the “Series 2024 Term Preferred Shares,” (and any other preferred stock we may issue in the future) will be entitled to one vote for each share held by such holder on any matter submitted to a vote of our stockholders, and the holders of all of our outstanding preferred stock and common stock will vote together as a single class. The holders of the Series 2023 Term Preferred Shares together with the holders of our Series 2017 Term Preferred Shares and Series 2024 Term Preferred Shares (and any other preferred stock we may issue in the future), voting separately as a class, will elect at least two of our directors and, upon failure to pay dividends for at least two years, will elect a majority of our directors.

The Series 2023 Term Preferred Shares rank pari passu, or equally, in right of payment with our Series 2017 Term Preferred Shares and Series 2024 Term Preferred Shares and all other shares of preferred stock that we may issue in the future, and rank senior in right of payment to all of our common stock.

Our Series 2023 Term Preferred Shares are traded on the NASDAQ Global Select Market under the symbol “OXLCO.” On June 17, 2015 the last price of our Series 2023 Term Preferred Shares as reported on the NASDAQ Global Select Market was $25.30 per share. Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” On June 17, 2015, the last sale price of our common stock as reported on NASDAQ Global Select Market was $14.77 per share. Our Series 2017 Term Preferred Shares are traded on the NASDAQ Global Select Market under the symbol “OXLCP.” On June 17, 2015, the last sale price of our Series 2017 Term Preferred Shares as reported on NASDAQ Global Select Market was $25.56 per share. Our Series 2024 Term Preferred Shares are traded on the NASDAQ Global Select Market under the symbol “OXLCN.” On June 17, 2015, the last sale price of our Series 2024 Term Preferred Shares as reported on NASDAQ Global Select Market was $25.41 per share. The Series 2023 Term Preferred Shares are not convertible into our common stock or any other security of our company.

We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2015 was $14.08.

An investment in our preferred stock is subject to risks and involves a heightened risk of total loss of investment. Common shares of closed-end investment companies frequently trade at a discount to their net asset value. In addition, the CLO securities in which we invest are subject to special risks. See “Risk Factors” beginning on page S-16 of this prospectus supplement and page 17 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our preferred stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus supplement and the accompanying prospectus before investing in our securities and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, semi-annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com. Information contained on our website is not incorporated by referenced into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains information about us.

	Per Share	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds, before expenses, to Oxford Lane Capital Corp.(1)	$	$
(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $200,000. There will be additional items of value paid in connection with this offering that are viewed by the Financial Regulatory Authority, Inc. as underwriting compensation. Payment of this additional underwriting compensation will reduce the proceeds to us, before expenses. See “Underwriting.”

We have granted the underwriters a 30-day option to purchase up to an additional      Series 2023 Term Preferred Shares from us to cover over-allotments, if any. The price of any such option shares will be reduced by the amount of any distributions declared and payable on the shares sold on the initial closing date but not payable on such option shares. If such option is exercised in full, the public offering price, underwriting discounts and commissions and proceeds, before expenses, to us would be $      , $       and $        , respectively. See “Underwriting”.

The underwriters expect to deliver the shares on or about              , 2015.

Joint Book-Running Managers

Ladenburg Thalmann	Deutsche Bank Securities

Co-Managers

BB&T Capital Markets	Maxim Group LLC	National Securities Corporation

Prospectus Supplement dated                   , 2015.

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

We have filed with the SEC a registration statement on Form N-2 (File No. 333-195652) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was declared effective on June 23, 2014. This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of Series 2023 Term Preferred Shares and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information” and “Risk Factors” included in this prospectus supplement and the accompanying prospectus before investing in the Series 2023 Term Preferred Shares.

Neither we nor the underwriters have authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

The Series 2023 Term Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

SUMMARY

The following summary contains basic information about the offering of shares of our preferred stock pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of shares of our preferred stock pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the shares of preferred stock we are offering. You should carefully read the sections entitled “Risk Factors” included in this prospectus supplement and the accompanying prospectus and the section entitled “Business” and our financial statements included in this prospectus supplement and the accompanying prospectus.

Except where the context requires otherwise, the terms “Oxford Lane Capital,” the “Company,” “we,” “us” and “our” refer to Oxford Lane Capital Corp.; “Oxford Lane Management” and “investment adviser” refer to Oxford Lane Management, LLC; and “BDC Partners” and “administrator” refer to BDC Partners, LLC.

Overview

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our investment objective is to maximize our portfolio’s risk-adjusted total return.

We have implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade (“Senior Loans”), and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $5 million to $50 million, although the investment size may vary consistent with the size of our overall portfolio.

Oxford Lane Management manages our investments and its affiliate arranges for the performance of the administrative services necessary for us to operate.

Distributions

In order to qualify as a regulated investment company, or “RIC,” and to eliminate our liability for corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” to distribute to our stockholders on an annual basis at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital gains, if any.

The following table reflects the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2016
May 13, 2015	June 16, 2015	June 30, 2015	$0.60
Total (2016)			0.60
Fiscal 2015
January 28, 2015	March 17, 2015	March 31, 2015	0.60
November 5, 2014	December 17, 2014	December 31, 2014	0.60
August 1, 2014	September 16, 2014	September 30, 2014	0.60
May 19, 2014	June 16, 2014	June 30, 2014	0.60
Total (2015)			2.40
Fiscal 2014
November 26, 2013	March 17, 2014	March 31, 2014	0.60
November 26, 2013	March 17, 2014	March 31, 2014	0.10	(2)
November 6, 2013	December 17, 2013	December 31, 2013	0.55
July 24, 2013	September 16, 2013	September 30, 2013	0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			2.35
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$9.85

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share, $0.40 per share and $0.14 per share of the distributions paid on June 29, 2012, June 28, 2013, and June 30, 2014, respectively, which were funded from long term capital gains. The tax characterization of cash distributions for the year ended March 31, 2015 will not be known until the tax return for that year is finalized.
(2)	Represents a special dividend for the fiscal year ended March 31, 2014.

For the fiscal year ended March 31, 2015, we paid $1,344,083, $5,286,287 and $2,912,844 on the Series 2017 Term Preferred Shares, the Series 2023 Term Preferred Shares and the Series 2024 Term Preferred Shares, respectively. For fiscal year 2014, we paid $1,344,083 and $2,638,151 in preferred dividends on the Series 2017 Term Preferred Shares and the Series 2023 Term Preferred Shares, respectively. For fiscal year 2013, we paid $459,228 in preferred dividends on the Series 2017 Term Preferred Shares.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2015, 2014, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. For the fiscal periods ended March 31, 2014, 2013, 2012 and 2011, taxable earnings exceeded our distributions, and there was no tax return of capital for these years. The tax characterization of distributions for the year ended March 31, 2015 will not be known until the tax return is finalized. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We have elected to be treated, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code beginning with our 2011 taxable year. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) 100% of any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions primarily by issuing additional shares of our common stock under our distribution reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. We reserve the right to purchase shares in the open market in connection with our implementation of the distribution reinvestment plan. See “Distribution Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Distribution Policy

Oxford Lane is subject to significant and variable differences between its accounting income and its taxable income particularly as it relates to our CLO equity investments. We invest in CLO entities which generally constitute “passive foreign investment companies” and which are subject to complex tax rules; the calculation of taxable income attributed to a CLO equity investment can be dramatically different from the calculation of income for financial reporting purposes. Taxable income is based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, which may be consistent with the cash flows generated by those investments (although significant differences are possible), while accounting income is currently based upon an effective yield calculation. The Fund’s final taxable earnings for the fiscal year ending March 31, 2015 will not be known until our tax returns are filed but our experience has been that cash flows have historically represented a generally reasonable estimate of taxable earnings. While reportable GAAP investment income from our CLO equity investments for the fiscal year ended March 31, 2015 was approximately $44.7 million, we received or were entitled to receive approximately $63.3 million in distributions. In general, we currently expect our annual taxable income to be higher than our GAAP net investment income on the basis of the difference between cash distributions actually received (and record date distributions to be received) and the effective yield income. Our distribution policy is based upon our estimate of our taxable net investment income, with further consideration given to our realized gains or losses, if any, on a taxable basis.

Oxford Lane Management

Our investment activities are managed by Oxford Lane Management, which is an investment adviser that has registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory agreement with Oxford Lane Management, which we refer to as our “Investment Advisory Agreement,” we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets, as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in the accompanying prospectus.

We expect to benefit from the proven ability of our investment adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor a diversified portfolio although we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. Our investment adviser’s senior investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian, Executive Vice President, and Hari Srinivasan and Debdeep Maji, who serve as Managing Directors for Oxford Lane Management. We consider Messrs. Cohen, Rosenthal, Monasebian, Srinivasan and Maji to be Oxford Lane Management’s senior investment team.

Messrs. Cohen, Rosenthal, Monasebian, Srinivasan and Maji together with the other members of Oxford Lane Management’s investment team, have developed an infrastructure that we believe provides Oxford Lane Capital with a competitive advantage in locating and acquiring attractive Senior Loans and CLO investments.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce serves as the Chief Executive Officer and a member of the Board of Managers of Royce & Associates, LLC (“Royce & Associates”). He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce currently serves on the Board of Directors of The Royce Funds and TICC Capital Corp. Mr. Royce is also a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under an administration agreement by and among us and BDC Partners (the “Administration Agreement”), including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, controller, treasurer, accounting staff and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

Investment Focus

Our investment objective is to maximize our portfolio’s risk-adjusted total return. Our current focus is to seek that return by investing in structured finance investments, specifically the equity and junior debt tranches of CLO vehicles, which are collateralized primarily by a diverse portfolio of Senior Loans, and which generally have very little or no exposure to real estate loans, or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in corporate debt securities on a direct basis and a variety of other corporate credits.

The CLO investments we currently hold in our portfolio generally represent either a residual economic interest, in the case of an equity tranche, or a debt investment collateralized by a portfolio of Senior Loans. The value of our CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself, both of which are described below.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which we may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

We believe that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $837 billion as of June 1, 2015, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.
•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.
•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

In the current environment, we believe the above attributes seem particularly desirable.

Investment Opportunity

We believe that the market for CLO-related assets continues to provide us with the opportunity to generate attractive risk-adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although the senior secured corporate loan market has been volatile recently due in part to the oil and gas sector, this volatility may provide opportunities as it has allowed some collateral managers of CLO vehicles to invest in loans at greater discounts to par and at wider loan spreads. We believe that CLO equity and junior debt instruments continue to offer attractive risk-adjusted returns.

—	We believe that the market to invest in warehouse financings, which are short and medium-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.
—	We believe that investing in CLO securities and CLO equity instruments generally and warehouse facilities in particular, requires a high level of research and analysis. We believe that transacting in this market can only be adequately conducted by knowledgeable market participants since this market and these structures tend to be highly specialized.
—	We believe that the current credit market for senior secured corporate loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regards to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, we believe that this may create additional opportunities (and additional risks) for us in the future.
—	We believe that the U.S. CLO market is relatively large with total assets under management of approximately $380 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $60 billion.(2)

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities and warehouse facilities.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Oxford Lane Capital involves other risks, including the following:

•	We have a limited operating history as a closed-end investment company;
•	We are dependent upon Oxford Lane Management’s key personnel for our future success;
•	Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;
•	A general increase in interest rates may have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings due to the “catch up” feature of the incentive fee;
•	Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying Senior Loans;

1.	As of January 20, 2015. Source: Wells Fargo Securities, LLC.
2.	Oxford Lane Management has estimated this amount based on certain industry data.

•	The Senior Loan portfolios of the CLO vehicles in which we will invest may be concentrated in a limited number of industries, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of our CLO vehicles’ investments are concentrated;
•	Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect;
•	Investing in CLO vehicles and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance;
•	Our equity investment distributions from CLO vehicles will likely be materially reduced if three month LIBOR increases;
•	A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;
•	Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our RIC status under Subchapter M of the Code;
•	Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share;
•	Our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering;
•	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage;
•	Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders;
•	Our common stock is subject to the risk of subordination relative to holders of our debt instruments and holders of our preferred stock; and
•	Holders of our preferred stock have the right to elect two members of our Board of Directors and class voting rights on certain matters.
•	An investment in term Preferred Stock with a fixed interest rate bears interest rate risk.
•	A liquid secondary trading market may not develop for the Series 2023 Term Preferred Shares.
•	The Series 2023 Term Preferred Shares are not rated.
•	The Series 2023 Term Preferred Shares bear a risk of early redemption by us.
•	Claims of holders of the Series 2023 Term Preferred Shares are subject to a risk of subordination relative to holders of our debt instruments.

•	We are subject to risks related to the general credit crisis and related liquidity risks.
•	Holders of the Series 2023 Term Preferred Shares bear reinvestment risk.
•	Holders of the Series 2023 Term Preferred Shares bear dividend risk.
•	There is a risk of delay in our redemption of the Series 2023 Term Preferred Shares, and we may fail to redeem such securities as required by their terms.

See “Risk Factors” beginning on page S-16 of this prospectus supplement and page 17 of the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

Oxford Lane Capital is a Maryland corporation that is a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end fund, we are required to meet regulatory tests. See “Regulation as a Registered Closed-End Management Investment Company” in the accompanying prospectus. We may also borrow funds to make investments. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our investment activities are managed by Oxford Lane Management and supervised by our Board of Directors. Oxford Lane Management is an investment adviser that is registered under the Advisers Act. Under our Investment Advisory Agreement, we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in the accompanying prospectus. We have also entered into an administration agreement with BDC Partners, which we refer to as the Administration Agreement, under which we have agreed to reimburse BDC Partners for our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement” in the accompanying prospectus.

BDC Partners also serves as the managing member of Oxford Lane Management. Messrs. Cohen and Rosenthal, in turn, serve as the managing member and non-managing member, respectively, of BDC Partners.

Recent Developments

Dividends

On May 13, 2015, our Board of Directors declared a distribution of $0.60 per share of common stock for the first fiscal quarter of 2016, payable on June 30, 2015 to shareholders of record as of June 16, 2015.

On May 13, 2015, our Board of Directors declared dividends on the Series 2017, Series 2023 and Series 2024 Term Preferred Shares for the months of June, July and August.

Common Stock Offering

On June 9, 2015, we closed an underwritten public offering of 1,800,000 shares of our common stock at a public offering price of $15.65 per share, raising approximately $28.2 million in gross proceeds. We have also granted the underwriters a 30-day option to purchase up to an additional 270,000 shares of our common stock.

Our Corporate Information

Our offices are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, and our telephone number is (203) 983-5275.

THE OFFERING

The following is a brief summary of the terms of this offering. For a more complete description of the rights, preferences and other terms of the Series 2023 Term Preferred Shares, see “Description of the Series 2023 Term Preferred Stock” in this prospectus supplement.

Issuer
Oxford Lane Capital Corp.
Listing
Our Series 2023 Term Preferred Shares are currently listed on the NASDAQ Global Select Market under the symbol “OXLCO.” Our Series 2017 Term Preferred Shares are currently listed on the NASDAQ Global Select Market under the symbol “OXLCP.” Our Series 2024 Term Preferred Shares are currently listed on the NASDAQ Global Select Market under the symbol “OXLCN.” Our common stock is currently listed on the NASDAQ Global Select Market under the symbol “OXLC.”
Securities Offered
shares of 7.50% Series 2023 Term Preferred Shares.
Liquidation Preference
$25 per share, plus accrued but unpaid dividends, if any. In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series 2023 Term Preferred Shares, pari passu, or equally, with the holders of the Series 2017 Term Preferred Shares and the Series 2024 Term Preferred Shares, will be entitled to receive a liquidation distribution per share equal to $25 per share (which we refer to in this prospectus supplement as the Liquidation Preference), plus an amount equal to all accrued but unpaid dividends, if any, and distributions accumulated to (but excluding) the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest on any such distribution or payment. See “Description of the Series 2023 Term Preferred Stock — Liquidation Rights.”
Dividends
The Series 2023 Term Preferred Shares pay a monthly dividend at a fixed annual rate of 7.50% of the Liquidation Preference, or $1.875 per share per year, which we refer to as the Fixed Dividend Rate. The Fixed Dividend Rate is subject to adjustment under certain circumstances.
Cumulative cash dividends or distributions on each Series 2023 Term Preferred Share are payable monthly, when, as and if declared, or under authority granted, by our Board of Directors out of funds legally available for such payment. We will pay monthly dividends on the Series 2023 Term Preferred Shares offered pursuant to this prospectus supplement, commencing on July 31, 2015.
Ranking
The Series 2023 Term Preferred Shares are senior securities that constitute capital stock of the Company.
The Series 2023 Term Preferred Shares rank:
• senior to our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs; and

•

equal in priority with the Series 2017 Term Preferred Shares, the Series 2024 Term Preferred Shares and all other future series of Preferred Stock we may issue, which we refer to in this prospectus supplement, collectively with the Series 2023 Term Preferred Shares, as the Preferred Stock, as well as any other series of Term Preferred Shares (as such term is defined in the Articles Supplementary, the Term Preferred Stock) as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs.

We may issue additional shares of Preferred Stock, but we may not issue additional classes of capital stock that rank senior or junior to the Series 2023 Term Preferred Shares (other than Common Stock) as to priority of payment of dividends and as to distribution of assets upon dissolution, liquidation or winding-up of our affairs. We may, however, issue additional Preferred Stock only so long as the ratio of (1) the value of total assets less all liabilities and indebtedness not represented by senior securities to (2) the sum of all senior securities representing indebtedness and the outstanding Series 2017 Term Preferred Shares, Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares multiplied by $25 per share is at least 200%. In addition, we may borrow funds from banks and other lenders so long as the ratio of (1) the value of total assets less all liabilities and indebtedness not represented by senior securities to (2) the sum of all senior securities representing indebtedness is at least 300%.
Term Redemption
We are required to redeem all outstanding Series 2023 Term Preferred Shares on June 30, 2023 at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series 2023 Term Preferred Shares on June 30, 2023 without the prior unanimous vote or consent of holders of the Series 2023 Term Preferred Shares. See “Description of the Series 2023 Term Preferred Stock — Redemption” and “— Voting Rights.”
Mandatory Redemption for Asset Coverage
If we fail to maintain an asset coverage ratio (as defined below) of at least 200% as of the close of business on any Business Day on which asset coverage is required to be calculated, and such failure is not cured by the close of business on the date that is 30 calendar days following such Business Day (referred to in this prospectus supplement as an Asset Coverage Cure Date), then we are required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of Preferred Stock equal to the lesser of (1) the minimum number of shares of Preferred Stock that will result in our having an asset coverage ratio of at least 200% and (2) the maximum number of shares of Preferred Stock that can be redeemed out of funds legally available for such redemption. Also, at our sole discretion, we may redeem such number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in our having an asset coverage ratio of up to and including 285%. The Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series 2023 Term Preferred Shares and other series of Preferred Stock. If the Series 2023 Term Preferred Shares are to be redeemed in such an event, they will be redeemed at a redemption price equal to their liquidation preference per share plus accumulated but unpaid dividends, if any, on such liquidation preference (whether or not declared, but excluding, interest on accrued but unpaid dividends, if any) to, but excluding, the date fixed for such redemption.
Asset coverage for purposes of our Preferred Stock is a ratio calculated under Section 18(h) of the 1940 Act. We estimate that, on the Date of Original Issue, our asset coverage, based on the composition and value of our portfolio as of March 31, 2015, and after giving effect to (1) the issuance of Series 2023 Term Preferred Shares in this offering, (2) the issuance of 1,800,000 shares of our common stock on June 9, 2015, and (3) the payment of offering costs payable by us of $200,000 in connection with this offering, will be %. See “Description of the Series 2023 Term Preferred Stock — Asset Coverage.”
Optional Redemption
At any time on or after June 30, 2016, at our sole option, we may redeem, from time to time, the Series 2023 Term Preferred Shares in whole or in part, out of funds legally available for such redemption, at a price per share equal to the sum of the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series 2023 Term Preferred Stock — Redemption — Optional Redemption.” See “Description of the Series 2023 Term Preferred Stock — Redemption.”
Voting Rights
Except as otherwise provided in our Articles of Amendment and Restatement to the Articles of Incorporation or as otherwise required by law, (1) each holder of Preferred Stock (including the Series 2023 Term Preferred Shares, the Series 2017 Term Preferred Shares and the Series 2024 Term Preferred Shares) will be entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Preferred Stock and our common stock will vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of Preferred Stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Preferred Stock holders will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of Preferred Stock. See “Description of the Series 2023 Term Preferred Stock — Voting Rights.”
Conversion Rights
The Series 2023 Term Preferred Shares will have no conversion rights.
Use of Proceeds
We intend to use the net proceeds from this offering (after the payment of estimated expenses of the offering of approximately $200,000) for acquiring investments in accordance with our investment objective and strategies described in this prospectus supplement and/or for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, and/or redeem all or a portion of the outstanding Series 2017 Term Preferred Shares, from the net proceeds of this offering. See “Use of Proceeds.”
Leverage
Although we have no current intention to do so, we may borrow funds to make investments. In addition, we may issue additional shares of Preferred Stock, which may be considered a form of leverage, after completion of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the CLO vehicles in which we invest will be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with use of leverage, including any increase in the management fee payable to our investment adviser, Oxford Lane Management, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage with respect to our outstanding senior securities representing indebtedness, as defined under the 1940 Act, is at least 300% immediately after each such borrowing. In addition, we are only permitted to issue additional Preferred Stock to the extent our asset coverage with respect to such Preferred Stock, as defined under the 1940 Act, which also reflects any outstanding borrowings, is at least 200% immediately after each such issuance. See “Regulation as a Registered Closed-End Management Investment Company” in the accompanying prospectus.
U.S. Federal Income Taxes
Prospective investors are urged to consult their own tax advisors regarding these matters in light of their personal investment circumstances.
We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax.

Risk Factors
Investing in the Series 2023 Term Preferred Shares involves risks. You should carefully consider the information set forth in the sections of this prospectus supplement and the accompanying prospectus entitled “Risk Factors” before deciding whether to invest in our Series 2023 Term Preferred Shares. See “Risk Factors” beginning on page S-16 of this prospectus supplement and page 17 of the accompanying prospectus.
Information Rights
During any period in which we are not subject to the reporting requirements of the Exchange Act and any Series 2023 Term Preferred Shares are outstanding, we will provide holders of Series 2023 Term Preferred Shares, without cost, copies of our annual, semi-annual and quarterly reports, proxy statements and other information that we would have been required to file with the SEC pursuant to the Exchange Act if we were subject to such requirements.
Redemption and Paying Agent
We have entered into an amendment to our Transfer Agency and Service Agreement with Computershare Trust Company, N.A., which we refer to as the Redemption and Paying Agent in this prospectus supplement. Under this amendment, the Redemption and Paying Agent serves as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series 2023 Term Preferred Shares.

RISK FACTORS

You should carefully consider the risks described below, and the risks described in “Risk Factors” beginning on page 17 of the accompanying prospectus, before deciding to invest in the Series 2023 Term Preferred Shares. The risks and uncertainties described below and in the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series 2023 Term Preferred Shares. If any of the following risks or the risks described in the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series 2023 Term Preferred Shares may be impaired. If that happens, the trading price of the Series 2023 Term Preferred Shares could decline, and you may lose all or part of your investment.

An investment in term Preferred Stock with a fixed interest rate bears interest rate risk.

Term Preferred Stock pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2023 Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of the Series 2023 Term Preferred Shares prior to the term redemption date. For additional information concerning dividends on the Series 2023 Term Preferred Shares, see “Description of the Series 2023 Term Preferred Stock — Dividends and Dividend Periods.”

A liquid secondary trading market may not develop for the Series 2023 Term Preferred Shares.

Although the Series 2017 Term Preferred Shares, the Series 2023 Term Preferred Shares and the Series 2024 Term Preferred Shares are traded on the NASDAQ Global Select Market, they have a limited trading market. As a result, we cannot predict the trading patterns of the Series 2023 Term Preferred Shares, and a liquid secondary market may not develop. Holders of the Series 2023 Term Preferred Shares may be able to sell such shares only at substantial discounts from the Liquidation Preference. There is a risk that the Series 2023 Term Preferred Shares may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

The Series 2023 Term Preferred Shares are not rated.

We do not intend to have the Series 2023 Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2023 Term Preferred Shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

The Series 2023 Term Preferred Shares bear a risk of early redemption by us.

We may voluntarily redeem some or all of the Series 2023 Term Preferred Shares on or after June 30, 2016 and we may be forced to redeem some or all of the Series 2023 Term Preferred Shares to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemptions may occur at a time that is unfavorable to holders of the Series 2023 Term Preferred Shares. We may have an incentive to redeem the Series 2023 Term Preferred Shares voluntarily before the Term Redemption Date if market conditions allow us to issue other Preferred Stock or debt securities at a rate that is lower than the Fixed Dividend Rate on the Series 2023 Term Preferred Shares. For further information regarding our ability to redeem the Term Preferred Stock, see “Description of the Series 2023 Term Preferred Stock — Redemption” and “— Asset Coverage.”

Claims of holders of the Series 2023 Term Preferred Shares are subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of Series 2023 Term Preferred Shares will equal to the rights of holders of Series 2017 Term Preferred Shares and Series 2024 Term Preferred Shares. However, rights of holders of the Series 2023 Term Preferred Shares, the Series 2017 Term Preferred Shares and the Series 2024 Term Preferred Shares will be subordinated to the rights of holders of our indebtedness. Therefore, dividends, distributions and other payments to holders of Term Preferred Shares in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Series 2023 Term Preferred Shares.

We are subject to risks related to a general credit crisis and related liquidity risks.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio. In turn, during extraordinary circumstances, this uncertainty could impact our distributions and/or ability to redeem the Series 2023 Term Preferred Shares in accordance with their terms. Further, there may be market imbalances of sellers and buyers of Series 2023 Term Preferred Shares during periods of extreme illiquidity and volatility in the credit markets. Such market conditions may lead to periods of thin trading in any secondary market for the Series 2023 Term Preferred Shares and may make valuation of the Series 2023 Term Preferred Shares uncertain. As a result, the spread between bid and ask prices is likely to increase significantly such that an investor in the Series 2023 Term Preferred Shares may have difficulty selling his or her shares. Less liquid and more volatile trading environments could also result in sudden and significant valuation declines in the Series 2023 Term Preferred Shares.

Holders of the Series 2023 Term Preferred Shares bear reinvestment risk.

Given the ten-year term and potential for early redemption of the Series 2023 Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series 2023 Term Preferred Shares may be lower than the return previously obtained from the investment in such shares.

Holders of Series 2023 Term Preferred Shares bear dividend risk.

We may be unable to pay dividends on the Series 2023 Term Preferred Shares under some circumstances. The Series 2017 Term Preferred Shares are subject to redemption by us approximately thirty months before the Series 2023 Term Preferred Shares are subject to redemption by us. As a result, our redemption of the Series 2017 Term Preferred Shares may impact our ability to continue to pay dividends on the Series 2023 Term Preferred Shares. In addition, the terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including the Series 2023 Term Preferred Shares, under certain conditions.

There is a risk of delay in our redemption of the Series 2023 Term Preferred Shares, and we may fail to redeem such securities as required by their terms.

We will generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Term Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Series 2023 Term Preferred Shares might be adversely affected.

The application of the risk retention rules to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for the Company.

Section 941 of the Dodd-Frank Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibits such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. These rules will become effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO would be considered the sponsor of a securitization vehicle and would be required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regards to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, we believe that this may create additional opportunities (and additional risks) for us in the future.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair the ability of a CLO vehicle’s portfolio companies to continue to operate, which could lead to the loss of some or all of our investment in such CLO vehicle;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in this prospectus supplement and the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”

USE OF PROCEEDS

We estimate that the net proceeds to us from this offering will be approximately $      (or approximately $        if the underwriters fully exercise their overallotment option), after deducting the payment of underwriting discounts and commissions of $     (or approximately $     if the underwriters fully exercise their overallotment option) and estimated offering expenses of $200,000 payable by us.

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus supplement for acquiring investments in accordance with our investment objective and strategies described in this prospectus supplement and/or for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, and/or redeem all or a portion of the outstanding Series 2017 Term Preferred Shares, from the net proceeds of this offering.

We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within approximately three to six months from the consummation of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Closed-End Investment Company — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Oxford Lane Capital at March 31, 2015;
•	the adjusted capitalization of Oxford Lane Capital, reflecting the sale of 1,800,000 shares of our common stock on June 9, 2015 and the receipt of estimated net proceeds of $26.9 million therefrom; and
•	the adjusted capitalization of Oxford Lane Capital, reflecting the sale of shares of our Series 2023 Term Preferred Shares in this offering at a public offering price of $ per share, after deducting the underwriting discounts and commissions of approximately $ and estimated offering expenses of approximately $200,000 payable by us.

This table should be read in conjunction with “Use of Proceeds” and financial statements and notes thereto included in this prospectus supplement and our “Business” section included in the accompanying prospectus.

	As of March 31, 2015
	Actual	As Adjusted(2)	As Further Adjusted(3)
Assets:
Total assets	$397,508,566	$424,385,566	$
Liabilities:
Mandatory redeemable Preferred Stock, par value $0.01 per share; 10,000,000 shares authorized, 6,014,720 shares issued and outstanding, actual and as adjusted(1); 10,000,000 shares authorized and shares issued and outstanding, as further adjusted	146,395,297	146,395,297
Other liabilities	26,180,437	26,180,437
Total liabilities	172,575,734	172,575,734
Net Assets	$224,932,832	$251,809,832	$
Net Assets consist of:
Paid in capital	247,740,471	274,617,471
Accumulated net realized gains (losses) on investments	(8,902,771)	(8,902,771)
Net unrealized depreciation on investments	(4,744,933)	(4,744,933)
Distributions in excess of net investment income	(9,159,935)	(9,159,935)
Total net assets	$224,932,832	$251,809,832	$

(1)	Actual amount represents 632,450 shares of Series 2017 Term Preferred Shares, 2,954,770 shares of Series 2023 Term Preferred Shares and 2,427,500 shares of Series 2024 Term Preferred Shares outstanding as of March 31, 2015.
(2)	Increase in assets in the “As Adjusted” column is due to the cash from the estimated net proceeds of the sale of 1,800,000 shares of our common stock on June 9, 2015.
(3)	Increase in assets in the “As Further Adjusted” column is due to cash from the estimated net proceeds of this offering, as well as capitalized debt issuance costs.

RATIOS OF EARNINGS TO FIXED CHARGES AND PREFERRED DIVIDENDS

The following table contains our ratio of earnings to fixed charges and preferred dividends for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges and preferred dividends in connection with our financial statements, including the notes to those statements, included in this prospectus supplement and the accompanying prospectus.

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For The Year Ended March 31, 2013	For The Year Ended March 31, 2012	For the Period January 25, 2011 (Commencement of Operations) through March 31, 2011
Earnings to Fixed Charges and Preferred Dividends(1)	1.3	6.1	46.4	346.9	55.8

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges and preferred dividends, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs and one-third of rent expense, which management estimates to represent the interest component of rent expense.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year since our formation. The reports of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2015, 2014 and 2013 are attached as exhibits to the registration statement of which this prospectus supplement is a part.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
Series 2017 Term Preferred Shares
2015	$15,811,250	2.47	$25	1.03
2014	$15,811,250	3.99	$25	1.05
2013	$15,811,250	8.79	$25	1.03
Series 2023 Term Preferred Shares
2015	$73,869,250	2.47	$25	0.98
2014	$65,744,250	3.99	$25	0.94
Series 2024 Term Preferred Shares
2015	$60,687,500	2.47	$25	1.01

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities. Asset coverage per unit is expressed in terms of dollar amounts per share.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	The Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit.

DESCRIPTION OF THE SERIES 2023 TERM PREFERRED STOCK

The following is a brief description of the terms of our Term Preferred Stock, including specific terms of the Series 2023 Term Preferred Shares. This is not a complete description and is subject to, and entirely qualified by reference to, our Articles of Amendment and Restatement to the Articles of Incorporation, the Articles Supplementary, Appendix A to the Articles Supplementary, Appendix B to the Articles Supplementary and Appendix C to the Articles Supplementary, which will be dated as of June   , 2015. The final form of Articles Supplementary and Appendix A, Appendix B and Appendix C, thereto are attached to this prospectus supplement and the final Articles Supplementary and Appendix A, Appendix B and Appendix C will be filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. You may obtain copies of these documents as described under “Available Information.”

General

We are authorized to issue 10,000,000 shares of Term Preferred Stock. We are designating           of these shares as additional Series 2023 Term Preferred Shares. We currently have 2,954,770 shares of the Series 2023 Term Preferred Shares outstanding. We also currently have 632,450 shares of the Series 2017 Term Preferred Shares and 2,427,500 shares of the Series 2024 Term Preferred Shares outstanding. Terms of the Term Preferred Stock are set forth in the Articles Supplementary. Terms of the Series 2017 Term Preferred Shares, Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares are the same as those of the Term Preferred Stock except as set forth in Appendix A, Appendix B and Appendix C to the Articles Supplementary dated as of June   , 2015.

At the time of issuance, any Term Preferred Stock, including the Series 2023 Term Preferred Shares, will be fully paid and non-assessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Series 2023 Term Preferred Shares will rank equally with shares of the Series 2017 Term Preferred Shares, the Series 2024 Term Preferred Shares and all our other Preferred Stock that might be issued in the future, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Term Preferred Stock is, and all other Preferred Stock that we may issue in the future will be, senior as to dividends and distributions to the Common Stock. We may issue additional series of Term Preferred Stock or other Preferred Stock in the future.

Except in certain limited circumstances, holders of the Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Term Preferred Stock will be represented by a global certificate to be held by the Securities Depository for the Term Preferred Stock. The Depository Trust Company will initially act as Securities Depository with respect to the Term Preferred Stock.

Dividends and Dividend Periods

General.  The holders of the Term Preferred Stock will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, our Board of Directors out of funds legally available for payment and in preference to dividends and distributions on Common Stock, calculated separately for each Dividend Period for such Term Preferred Stock at the Dividend Rate for such Term Preferred Stock in effect during such Dividend Period, in an amount equal to the Liquidation Preference for such Term Preferred Stock. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and our Articles of Incorporation, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Stock. If we are unable to distribute the full dividend amount due in a Dividend Period on the Series 2023 Term Preferred Shares, the Series 2017 Term Preferred Shares and the Series 2024 Term Preferred Shares, the dividends will be distributed on a pro rata basis among the holders of the Series 2023 Term Preferred Shares, the Series 2017 Term Preferred Shares and the Series 2024 Term Preferred Shares.

Fixed Dividend Rate.  The Fixed Dividend Rate is an annual rate of 7.50% for the Series 2023 Term Preferred Shares. The Fixed Dividend Rate for Term Preferred Stock may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).

Payment of Dividends and Dividend Periods.  The first Dividend Period for the Series 2023 Term Preferred Shares commenced on June 21, 2013 and ended on July 31, 2013 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series 2023 Term Preferred Shares). Dividends will be payable monthly in arrears on the Dividend Payment Date — the last Business Day of the month of the Dividend Period and upon redemption of the Term Preferred Stock. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Stock as their names shall appear on our registration books at the close of business on the applicable record date, which shall be such date designated by our Board of Directors that is not more than 20, nor less than 10, calendar days prior to such Dividend Payment Date. Dividends with respect to the Series 2023 Term Preferred Shares offered pursuant to this prospectus supplement will be paid on July 31, 2015 to holders of record of such Series 2023 Term Preferred Shares as their names appear on our registration books at the close of business on July 17, 2015.

Only holders of Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Term Preferred Stock who sell shares before such a record date and purchasers of Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Stock.

Although dividends will accrue and be paid monthly, the record date for holders of Term Preferred Stock entitled to receive dividend payments may vary from month-to-month. We will notify holders of the Term Preferred Stock of each record date by issuance of a quarterly press release.

Mechanics of Payment of Dividends.  Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in U.S. Government Obligations or any combination thereof; or (4) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than 10 calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Stock which may be in arrears. See “— Adjustment to Fixed Dividend Rate — Default Period.”

Upon failure to pay dividends for at least two years, the holders of Term Preferred Stock will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Stock upon any failure to pay dividends on Term Preferred Stock.

Adjustment to Fixed Dividend Rate — Default Period.  Subject to the cure provisions below, a Default Period with respect to Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required as described above. A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day will be equal to the applicable Dividend Rate in effect on such day plus two percent (2%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt

No full dividends and distributions will be declared or paid on Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including shares of other series of Term Preferred Stock, if any) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Articles Supplementary.

For so long as any shares of Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Stock, or (z) pay any proceeds of the liquidation of the Company in respect of such Common Stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, (B) all cumulative dividends and distributions of shares of all series of Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Term Preferred Stock of any series to be redeemed pursuant to a Term Redemption or asset coverage mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of Term Preferred Stock and other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Term Preferred Stock and any other series of Preferred Stock, if any, for which all accumulated and unpaid dividends and distributions have not been paid.

We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.

Asset Coverage

If we fail to maintain asset coverage of at least 200% as of the close of business on the last Business Day of a Calendar Quarter, the Term Preferred Stock may become subject to mandatory redemption as provided below. “Asset coverage” means asset coverage of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Articles Supplementary. For purposes of this determination, no shares of Term Preferred Stock or other Preferred Stock, if any, will be deemed to be outstanding for purposes of the computation of asset coverage if, prior to or concurrently with such determination, either sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been deposited in trust with the paying agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) will have been given or sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been segregated by us and our custodian, or Custodian, from our assets, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures. In such event, the Deposit Securities or other sufficient funds so deposited or segregated will not be included as our assets for purposes of the computation of asset coverage.

Redemption

Term Redemption.  We are required to provide for the mandatory redemption, or the Term Redemption, of all of the Series 2023 Term Preferred Shares on June 30, 2023, which we refer to as the Term Redemption Date, at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage

Asset Coverage.  If we fail to have asset coverage of at least 200% as provided in the Articles Supplementary and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Term Preferred Stock is equal to the Liquidation Preference per share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Term Preferred Stock) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having asset coverage of at least 200% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our Articles of Amendment and Restatement to the Articles of Incorporation and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Articles Supplementary, we may at our sole option, but are not required to, redeem a sufficient number of shares of Term Preferred Stock that, when aggregated with other shares of Preferred Stock redeemed by us, permits us to have with respect to the shares of Preferred Stock (including Term Preferred Stock) remaining outstanding after such redemption, asset coverage on such Asset Coverage Cure Date of as much as 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of Term Preferred Stock and other shares of Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption.  On or after June 30, 2016 (any such date, an Optional Redemption Date), we may redeem in whole or from time to time in part outstanding Term Preferred Stock, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon) (the “Optional Redemption Price”).

Subject to the provisions of the Articles Supplementary and applicable law, our Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of shares of Term Preferred Stock by reason of the redemption of such shares of Term Preferred Stock on such Optional Redemption Date.

Redemption Procedures.  We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such shares of Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption, which we refer to as the Redemption Date. If fewer than all of the outstanding shares of Term Preferred Stock are to be redeemed pursuant to either the asset coverage mandatory redemption provisions or the optional redemption provisions, the shares of Term Preferred Stock to be redeemed will be selected either (1) pro rata among Term Preferred Stock, (2) by lot or

(3) in such other manner as our Board of Directors may determine to be fair and equitable. If fewer than all shares of Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the shares of Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Term Preferred Stock, all rights of the holders of Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus supplement as the Redemption Price, and such shares of Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Term Preferred Stock up to (but excluding) the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of shares of Term Preferred Stock in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such shares of Term Preferred Stock to us at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all shares of Term Preferred Stock represented by such certificate(s), a new certificate representing shares of Term Preferred Stock that were not redeemed.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Articles Supplementary and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Term Preferred Stock, dividends may be declared and paid on such shares of Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Series 2023 Term Preferred Shares will be entitled to receive, pari passu, or equally, with the holders of the Series 2017 Term Preferred Shares and the Series 2024 Term Preferred Shares, out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference of $25 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Term Preferred Stock, and any other outstanding shares of Preferred Stock, if any, will be insufficient to permit the payment in full to such holders of Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the Common Stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Articles Supplementary.

Voting Rights

Except as otherwise provided in our Articles of Incorporation, the Articles Supplementary, or as otherwise required by applicable law, each holder of Term Preferred Stock will be entitled to one vote for each share of Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, will vote together with holders of Common Stock as a single class. Under applicable rules of NASDAQ, we are currently required to hold annual meetings of stockholders.

In addition, the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of Common Stock and Preferred Stock, including Term Preferred Stock, voting together as a single class, will elect the balance of our directors. Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. One of the Preferred Directors was re-elected in 2014, and the other Preferred Director will be up for election in 2016.

In the event we owe accumulated dividends (whether or not earned or declared) on our Preferred Stock equal to at least two full years of dividends (and sufficient cash or securities have not been deposited with a paying agent for the payment of the accumulated dividends) the number of directors constituting the board will be increased by the number of directors, which we refer to as the New Preferred Directors, that when added to the Preferred Directors will constitute a majority. We will then call a special meeting of shareholders to permit the election of the New Preferred Directors. The term of the New Preferred Directors will last for so long as we are in arrears on our dividends as described above. The ability of the Term Preferred Stockholders to elect the New Preferred Directors will also terminate, subject to reinstatement, once we have a Dividend Payment Date on which we are no longer in arrears on our dividends to the extent described above.

Notwithstanding the foregoing, if (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Term Preferred Stock, issued after the date hereof will vote with Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Term Preferred Stock, by us may reduce the voting power of the holders of Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Articles Supplementary, so long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the Articles of Amendment and Restatement to the Articles of Incorporation or the Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Term Preferred Stock or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “— Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Term Preferred Stock, and (ii) a division of a share of Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Term Preferred Stock of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Stock (other than as a result of a division of such Term Preferred Stock). So long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of at least 66 2/3% of the holders of the shares of Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent.

The affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the shares of Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve us ceasing to be, or to withdraw our election as, a registered investment company, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Term Preferred Stock to vote on any matter, whether such right is created by the Articles Supplementary, by the provisions of the Articles of Incorporation, by statute or otherwise, no holder of Term Preferred Stock will be entitled to vote any shares of Term Preferred Stock and no share of Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Stock will have been given in accordance with the Articles Supplementary, and the Redemption Price for the redemption of such shares of Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or the Articles of Incorporation, holders of Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Articles Supplementary. The holders of shares of Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Articles Supplementary, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Term Preferred Stock, including additional series of Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Stock, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have asset coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Articles Supplementary, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Directors, without the vote of the holders of Term Preferred Stock, may interpret, supplement or amend the provisions of the Articles Supplementary or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations.” The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of Preferred Stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our Preferred Stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. preferred stockholder” generally is a beneficial owner of shares of our Preferred Stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	A trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. preferred stockholder” generally is a beneficial owner of shares of our Preferred Stock who is not a U.S. preferred stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our Preferred Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our Preferred Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our Preferred Stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our Preferred Stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders (including preferred stockholders) as dividends. The requirements to qualify as a RIC are described in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations.” The remainder of this discussion assumes that we qualify as a RIC.

Taxation of U.S. Preferred Stockholders

Distributions by us generally are taxable to U.S. preferred stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. preferred stockholders to the extent of our current or accumulated earnings and profits. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. preferred stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. preferred stockholder’s holding period for his, her or its Preferred Stock. Distributions in excess of our earnings and profits first will reduce a U.S. preferred stockholder’s adjusted tax basis in such stockholder’s Preferred Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. preferred stockholder.

Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. preferred stockholders on December 31 of the year in which the dividend was declared.

A U.S. preferred stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our Preferred Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the Preferred Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our Preferred Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our Preferred Stock may be disallowed if other shares of our Preferred Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Gain or loss, if any, resulting from our redemption of the Preferred Stock will generally be taxed as gain or loss from a sale or exchange of the Preferred Stock rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in us, (c) is substantially disproportionate with respect to the holder, or (d) with respect to non-corporate holders, is in partial liquidation of us. For purposes of (a), (b) and (c) above, a U.S. preferred stockholder’s ownership of our common stock will be taken into account.

A portion of the amount received by a U.S. preferred stockholder on either the sale, or our redemption, of the Preferred Stock may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends.

The maximum rate of tax on long-term capital gains for non-corporate U.S. preferred stockholders is currently 20%, which is less than the maximum rate of tax as ordinary income for such stockholders. In addition, non-corporate U.S. preferred stockholders that are individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. preferred stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. preferred stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. preferred stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. preferred stockholders generally may not deduct any net capital losses for a year against ordinary income, but may carry back such losses for three years or carry forward such losses for five years so as to use them as offsets to capital gains.

We or the applicable withholding agent will report to each of our U.S. preferred stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. preferred stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. preferred stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. preferred stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. preferred stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Preferred Stockholders

Whether an investment in our Preferred Stock is appropriate for a Non-U.S. preferred stockholder will depend upon that person’s particular circumstances. An investment in our Preferred Stock by a Non-U.S. preferred stockholder may have adverse tax consequences. Non-U.S. preferred stockholders should consult their tax advisers before investing in our Preferred Stock.

Distributions (whether actual or constructive distributions) of our “investment company taxable income” to Non-U.S. preferred stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if received directly by Non-U.S. preferred stockholders directly) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. preferred stockholder, we will not be required to withhold federal tax if the Non-U.S. preferred stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. preferred stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

In addition, for taxable years beginning before January 1, 2015, U.S. source withholding taxes were not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applied to dividends with respect to taxable years of RICs beginning before January 1, 2015. No assurance can be given as to whether this extension of the exemption will be extended for taxable years beginning on or after January 1, 2015. In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Distributions of our net capital gains to a stockholder that is a Non-U.S. preferred stockholder, and gains realized by a Non-U.S. preferred stockholder upon the sale or redemption of our Preferred Stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. preferred stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. preferred stockholder in the United States,) or, in the case of an individual, the Non-U.S. preferred stockholder was present in the

United States for 183 days or more during the taxable year and certain other conditions are met. However, to the extent that a redemption or sale of our Preferred Stock would be treated as a dividend pursuant to the rules discussed above with respect to U.S. preferred stockholders, such amounts will be dividends for purposes of the withholding tax rules discussed above.

For a corporate Non-U.S. preferred stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our Preferred Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. preferred stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. preferred stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. preferred stockholder or otherwise establishes an exemption from backup withholding.

A 30% withholding tax may be imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding tax may also apply to payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. preferred stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. preferred stockholder could be subject to this 30% withholding tax with respect to distributions on our Preferred Stock and proceeds from the sale of our Preferred Stock. Under certain circumstances, a Non-U.S. preferred stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our securities will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

UNDERWRITING

Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has agreed to purchase jointly, and not severally, and we have agreed to sell to that underwriter, the number of Series 2023 Term Preferred Shares set forth opposite the underwriter’s name.

Underwriter	Series 2023 Term Preferred Shares
Ladenburg Thalmann & Co. Inc.
Deutsche Bank Securities Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
Maxim Group LLC
National Securities Corporation
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Series 2023 Term Preferred Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Series 2023 Term Preferred Shares (other than those covered by the overallotment option described below) if they purchase any of the Series 2023 Term Preferred Shares.

The underwriters propose to offer some of the Series 2023 Term Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Series 2023 Term Preferred Shares to dealers at the public offering price less a concession not to exceed $     per Series 2023 Term Preferred Share, and the dealers may reallow a concession not to exceed $      per Series 2023 Term Preferred Share. The underwriting discount of $     per Series 2023 Term Preferred Share is equal to    % of the initial offering price. If all of the Series 2023 Term Preferred Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Series 2023 Term Preferred Shares purchased on or before             , 2015. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional       Series 2023 Term Preferred Shares at the public offering price less the underwriting discount; provided, however, that the price of any such option shares will be reduced by the amount of any distributions declared and payable on the shares sold on the initial closing date but not payable on such option shares. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Series 2023 Term Preferred Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Company has agreed that, for a period of 90 days from the date of this prospectus supplement, the Company will not, without the prior written consent of Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any Series 2023 Term Preferred Shares or any securities convertible into or exchangeable for Series 2023 Term Preferred Shares. Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. in their sole discretion may release any of the securities subject to this lock-up agreement at any time without notice.

The 90-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 90-day period we issue an earnings release or material news or a material event relating to Oxford Lane Capital occurs or (ii) prior to the expiration of the 90-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

The Series 2023 Term Preferred Shares are listed on the NASDAQ Global Select Market under the symbol “OXLCO.” The Series 2017 Term Preferred Shares are listed on the NASDAQ Global Select Market under the symbol “OXLCP.” The Series 2024 Term Preferred Shares are listed on the NASDAQ Global Select Market under the symbol “OXLCN.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Series 2023 Term Preferred Shares. In addition, we have agreed to reimburse Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. an aggregate amount up to $25,000 for their out-of-pocket accountable expenses (including the reasonable fees and disbursements of their counsel) actually incurred by them in connection with this offering. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of Series 2023 Term Preferred Shares, including the underwriting discount, will not exceed 10% of the total public offering price of the Series 2023 Term Preferred Shares sold in this offering.

	No Exercise	Full Exercise
Per Series 2023 Term Preferred Share	$	$
Total	$	$

Oxford Lane Capital and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Series 2023 Term Preferred Shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus supplement and the accompanying prospectus are to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Series 2023 Term Preferred Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc., on behalf of the underwriters, may purchase and sell Series 2023 Term Preferred Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Series 2023 Term Preferred Shares in excess of the number of Series 2023 Term Preferred Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Series 2023 Term Preferred Shares made in an amount up to the number of Series 2023 Term Preferred Shares represented by the underwriters’ overallotment option. In determining the source of Series 2024 Term Preferred Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Series 2023 Term Preferred Shares available for purchase in the open market as compared to the price at which they may purchase Series 2023 Term Preferred Shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of Series 2023 Term Preferred Shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of Series 2023 Term Preferred Shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing Series 2023 Term Preferred Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Series 2023 Term Preferred Shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. repurchase Series 2023 Term Preferred Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Series 2023 Term Preferred Shares. They may also cause the price of Series 2023 Term Preferred Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market, or in the over-the-counter market, or otherwise. Trading is expected to commence on the NASDAQ Global Select Market within 30 days after the date of initial delivery of the Series 2023 Term Preferred Shares. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts and commissions, will be approximately $200,000. We will pay the filing fees and the reasonable disbursements of counsel for the underwriters incurred in connection with securing any required review and qualification by the Financial Regulatory Authority, Inc. of the terms of this offering.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of Series 2023 Term Preferred Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

Potential Conflicts of Interest

The underwriters and their affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. In connection with our initial public offering of common stock, which was consummated on January 25, 2011, Ladenburg Thalmann & Co. Inc. served as the sole book running manager. We paid underwriting discounts and commissions of $2,555,000 to the underwriters. In connection with our rights offering consummated in August 2011, Ladenburg Thalmann & Co. Inc. served as dealer manager, and we paid fees of $355,163 to Ladenburg Thalmann & Co. Inc. In connection with our rights offering consummated in April 2012, Ladenburg Thalmann & Co. Inc. served as co-dealer manager, and we paid fees of an aggregate of $1,379,549 to the co-dealer managers. In connection with our Series 2017 Term Preferred Shares offering consummated in November 2012, Ladenburg Thalmann & Co. Inc. served as joint book-running manager, and we paid fees of an aggregate of $711,506 to the joint book-running managers. In connection with our rights offering consummated in February 2013, Ladenburg Thalmann & Co. Inc. served as dealer manager, and we paid fees of an aggregate of $1,462,805 to the dealer manager. In connection with our preferred stock offering consummated in June 2013, Ladenburg Thalmann & Co. Inc. served as joint book-running manager, and we paid fees of an aggregate of $862,000 to the joint book-running managers. In connection with our “at the market” offering consummated in August 2013, Ladenburg Thalmann & Co. Inc. served as our sales agent, we have agreed to pay Ladenburg Thalmann & Co. Inc. a commission equal to 2.0% of the gross sales price of any shares of our common stock sold through Ladenburg Thalmann & Co. Inc. pursuant to this offering and to reimburse Ladenburg Thalmann & Co. Inc. up to $50,000 for reasonable out-of-pocket expenses. In connection with our preferred stock offering consummated in November 2013, Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. served as joint book-running managers, and we paid fees of an aggregate of $1,590,993 to the joint book-running managers. In connection with our rights offering that expired on March 3, 2014, Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc. served as the co-dealer managers, and we paid fees of an aggregate of $2,734,534 to the co-dealer managers. In connection with our common stock offering consummated in March 2014, Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc. served as the joint book-running managers, and we paid fees of an aggregate of $930,000 to the joint book-running managers. In connection with our preferred stock offering consummated in May 2014, Ladenberg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. served as joint book-running managers, and we paid fees of an aggregate of $1,070,000 to the underwriters. In connection with our “at the market” offering consummated in August 2014, Ladenburg Thalmann & Co. Inc. served as our sales agent, we have agreed to pay Ladenburg Thalmann & Co. Inc. a commission equal to 2.0% of the gross sales price of any shares of our common stock sold through Ladenburg Thalmann & Co. Inc. pursuant to such offering and to reimburse Ladenburg Thalmann & Co. Inc. up to $50,000 for reasonable out-of-pocket expenses. In connection with our preferred stock offering in September 2014, Ladenburg Thalmann & Co. Inc. served as a financial advisor, and we paid fees of an aggregate of $61,250 to Ladenburg Thalmann & Co. Inc. In connection with our preferred stock offering in November 2014, Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. served as joint book-running managers, and we paid fees of an aggregate of $1,000,000 to the underwriters. In connection with our common stock offering in June 2015, Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc. served as joint book-running managers, and we paid fees of an aggregate of $1,008,000 to the underwriters.

The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of its various business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own accounts and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 11th Floor, New York, New York 10022.

The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005.

The principal business address of BB&T Capital Markets, a division of BB&T Securities, LLC, is 901 East Byrd Street, Suite 300, Richmond, VA 23219.

The principal business address of Maxim Group LLC is 405 Lexington Avenue, 2nd Floor, New York New York 10174.

The principal business address of National Securities Corporation is 120 Broadway, 27th Floor, New York, New York 10271.

Notice to Investors in the European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State) an offer to the public of any shares which are the subject of the offering contemplated by this prospectus supplement may not be made in that Relevant Member State other than the offers contemplated in the prospectus once the prospectus has been approved by the competent authority in such Member State and published and passported in accordance with the Prospectus Directive as implemented in the Relevant Member State except that an offer to the public in that Relevant Member State of any shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
•	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
•	by the underwriter to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the underwriter for any such offer; or
•	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall result in a requirement for the publication by the Company or the underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in that member state by any measure implementing the Prospectus Directive in that member state and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Notice to Investors in the United Kingdom

Each of Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. has represented and agreed that (a) it has only communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, or the FSMA, received by it in connection with the issue or sale of the shares (i) to investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, or the Order, or (ii) to high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) and (d) of the Order, with all such persons together being referred to as relevant persons, and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares of our common stock in, from or otherwise involving the United Kingdom. This prospectus supplement and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in Hong Kong

The shares may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Singapore

This prospectus supplement has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore, or the SFA, (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•	a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

•	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

•	to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;
•	where no consideration is or will be given for the transfer; or
•	where the transfer is by operation of law.

Notice to Prospective Investors in Japan

The shares of common stock have not been and will not be registered under the Financial Instruments and Exchange Law, as amended (the “FIEL”). Each of Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. has represented and agreed that the shares which it purchases will be purchased by it as principal and that, in connection with the offering, it will not, directly or indirectly, offer or sell any shares in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or entity organized under the laws of Japan) or to others for reoffer or resale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements under the FIEL and otherwise in compliance with such law and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Switzerland

The prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations, and the shares will not be listed on the SIX Swiss Exchange. Therefore, the prospectus may not comply with the disclosure standards of the Swiss Code of Obligations and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Notice to Prospective Investors in Qatar

The shares described in this prospectus supplement have not been, and will not be, offered, sold or delivered, at any time, directly or indirectly in the State of Qatar in a manner that would constitute a public offering. This prospectus supplement has not been, and will not be, registered with or approved by the Qatar Financial Markets Authority or Qatar Central Bank and may not be publicly distributed. This prospectus supplement is intended for the original recipient only and must not be provided to any other person. It is not for general circulation in the State of Qatar and may not be reproduced or used for any other purpose.

Notice to Prospective Investors in Saudi Arabia

No offering, whether directly or indirectly, will be made to an investor in the Kingdom of Saudi Arabia unless such offering is in accordance with the applicable laws of the Kingdom of Saudi Arabia and the rules and regulations of the Capital Market Authority, including the Capital Market Law of the Kingdom of Saudi Arabia. The shares will not be marketed or sold in the Kingdom of Saudi Arabia by us or the underwriter.

This prospectus supplement may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Office of Securities Regulation issued by the Capital Market Authority. The Saudi Arabian Capital Market Authority does not make any representation as to the accuracy or completeness of this prospectus supplement and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this prospectus supplement. Prospective purchasers of the shares offered hereby should conduct their own due diligence on the accuracy of the information relating to the shares. If you do not understand the contents of this prospectus supplement, you should consult an authorized financial advisor.

Notice to Prospective Investors in the United Arab Emirates

This offering has not been approved or licensed by the Central Bank of the United Arab Emirates (UAE), Securities and Commodities Authority of the UAE and/or any other relevant licensing authority in the UAE including any licensing authority incorporated under the laws and regulations of any of the free zones established and operating in the territory of the UAE, in particular the Dubai Financial Services Authority (DFSA), a regulatory authority of the Dubai International Financial Centre (DIFC). The offering does not constitute a public offer of securities in the UAE, DIFC and/or any other free zone in accordance with the Commercial Companies Law, Federal Law No 8 of 1984 (as amended), DFSA Offered Securities Rules and NASDAQ Dubai Listing Rules, accordingly, or otherwise. The shares may not be offered to the public in the UAE and/or any of the free zones.

The shares may be offered and issued only to a limited number of investors in the UAE or any of its free zones who qualify as sophisticated investors under the relevant laws and regulations of the UAE or the free zone concerned.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
AND REDEMPTION AND PAYING AGENT

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Trust Company, N.A. acts as our transfer agent, dividend disbursing agent and redemption and paying agent. The principal business address of our transfer agent is 250 Royall Street, Canton, MA 02021.

MISCELLANEOUS

To the extent that a holder of Term Preferred Stock is directly or indirectly a beneficial owner of more than 10% of any class of our outstanding shares (meaning, for purposes of holders of Term Preferred Stock, more than 10% of our outstanding Preferred Stock), such 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of our equity securities (including Term Preferred Stock, the Series 2017 Term Preferred Shares, the Series 2023 Term Preferred Shares, the Series 2024 Term Preferred Shares and Common Stock) within any six-month time period. Investors should consult with their own counsel to determine the applicability of these rules.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

EXPERTS

The financial statements as of March 31, 2015 and for the year ended March 31, 2015 included in this prospectus supplement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information is also available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015
ASSETS
Investments, at fair value (cost: $374,380,228)	$369,635,295
Cash and cash equivalents	7,731,747
Distributions receivable	13,298,655
Deferred issuance costs on mandatorily redeemable preferred stock	5,725,567
Deferred offering costs on common stock	360,951
Interest receivable, including accrued interest purchased	324,978
Fee receivable	395,692
Prepaid expenses and other assets	35,681
Total assets	397,508,566
LIABILITIES
Payable for securities purchased, not settled	21,916,575
Mandatorily redeemable preferred stock, net of discount (10,000,000 shares authorized, and 6,014,720 shares issued and outstanding)	146,395,297
Investment advisory fees payable to affiliate	1,888,456
Incentive fees payable to affiliate	1,643,140
Administrator expense payable	104,331
Directors’ fees payable	27,500
Accrued offering costs	27,839
Accrued expenses	572,596
Total liabilities	172,575,734
COMMITMENTS AND CONTINGENCIES (See Note 8)
NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 15,972,381 shares issued and outstanding	$224,932,832
NET ASSETS consist of:
Paid in capital	$247,740,471
Accumulated net realized gains (losses) on investments	(8,902,771)
Net unrealized depreciation on investments	(4,744,933)
Distributions in excess of net investment income	(9,159,935)
Total net assets	$224,932,832
Net asset value per common share	$14.08
Market price per share	$14.82
Market price premium to net asset value per share	5.26%

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2015

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
AMMC CLO XII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 5.31%, due May 10, 2025)	$2,500,000	$2,192,175	$2,063,750
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 5.66%, due April 18, 2025)	3,000,000	2,611,835	2,572,500
Neuberger Berman CLO XIII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 6.76%, due January 23, 2024)	4,500,000	3,919,180	4,105,350
OFSI Fund VII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 6.03%, due October 18, 2026)	5,564,000	4,642,718	4,461,772
Telos CLO 2013-3, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 5.76%, due January 17, 2024)	3,000,000	2,721,303	2,529,300
Total Collateralized Loan Obligation – Debt Investments				$16,087,211	$15,732,672	7.00%
Collateralized Loan Obligation – Equity Investments
AIMCO CLO, Series 2014-A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.99%, maturity July 20, 2026)	$26,000,000	$20,347,757	$19,285,377
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.61%, maturity May 10, 2025)	7,178,571	4,746,517	5,025,000
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.87%, maturity January 17, 2024)	15,500,000	10,972,698	10,850,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 18.07%, maturity April 15, 2025)	7,500,000	4,985,079	4,710,363
Ares XXIX CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.51%, maturity April 17, 2026)	12,750,000	10,455,353	10,485,722
Battalion CLO VII Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 14.26%, maturity October 17, 2026)	24,000,000	21,578,006	20,400,000
Benefit Street Partners CLO IV Ltd.	structured finance	CLO preference shares(4)(6) (Estimated yield 12.27%, maturity July 20, 2026)	17,000,000	15,880,297	14,747,500
Benefit Street Partners CLO V Ltd.	structured finance	CLO preference shares(4)(6)(8) (Estimated yield 12.95%, maturity October 20, 2026)	10,000,000	9,640,126	8,850,000
B&M CLO 2014-1 LTD	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 18.66%, maturity April 16, 2026)	2,000,000	1,413,316	1,500,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 21.71%, maturity April 18, 2025)	10,125,000	7,368,233	7,738,110
Carlyle Global Market Strategies CLO 2015-1, Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 15.69%, maturity April 20, 2027)	5,000,000	3,990,532	4,262,500
Catamaran CLO 2015-1 Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 17.10%, maturity April 22, 2027)	27,348,000	21,204,630	21,194,700
Cedar Funding III CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 11.06%, maturity May 20, 2026)	25,000,000	20,285,364	18,000,000
Hull Street CLO Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 15.29%, maturity October 18, 2026)	15,000,000	14,112,688	13,650,000

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2015

COMPANY(1)	INDUSTRY	INVESTMENT		PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Ivy Hill Middle Market Credit VII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.96%, maturity October 20, 2025)		$7,000,000	$6,139,261	$5,874,857
Mountain Hawk II CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.23%, maturity July 20, 2024)		10,000,000	9,964,319	9,490,000
Mountain Hawk III CLO, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 13.39%, maturity April 18, 2025)		15,000,000	12,787,736	10,958,757
	structured finance	CLO M notes(7) (Maturity April 18, 2025)		2,389,676	—	561,463
Neuberger Berman CLO XIII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.44%, maturity January 23, 2024)		6,255,000	3,428,475	3,440,250
OFSI Fund VII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.21%, maturity October 18, 2026)		28,840,000	23,588,493	20,914,499
OZLM VII Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 19.59%, maturity July 17, 2026)		20,000,000	16,813,977	16,646,501
Seneca Park CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 20.32%, maturity July 17, 2026)		32,000,000	27,454,172	27,894,432
Shackleton II CLO, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 11.02%, maturity October 20, 2023)		10,000,000	8,463,010	7,600,000
Sound Point CLO VIII, Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 18.00%, maturity April 15, 2027)		5,000,000	4,125,224	4,073,000
	structured finance	CLO subordinated F notes(7) (Maturity April 15, 2027)		224,719	202,247	202,247
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.65%, maturity January 17, 2024)		13,333,334	10,452,058	10,800,001
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 20.24%, maturity July 17, 2024)		8,700,000	6,130,009	6,660,337
Venture XIII, CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.95%, maturity June 10, 2025)		15,500,000	11,398,595	12,865,000
Venture XVI CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.98%, maturity April 15, 2026)		15,000,000	12,965,237	12,916,162
Venture XVII CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.76%, maturity July 15, 2026)		9,000,000	7,613,500	7,390,639
Venture XVIII CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.54%, maturity October 15, 2026)		9,700,000	8,272,956	8,198,315
	structured finance	CLO subordinated F notes(7) (Maturity October 15, 2026)		357,055	—	349,871
Wind River 2014-3 CLO Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 16.06%, maturity January 22, 2027)		22,930,000	21,513,152	22,356,750
Other CLO equity related investments	structured finance	CLO equity side letter investments	(7)	—	—	4,010,270
Total Collateralized Loan Obligation – Equity Investments					$358,293,017	$353,902,623	157.34%
Total Investments					$374,380,228	$369,635,295	164.34%

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2015

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.
(5)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2015.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(7)	Fair value represents discounted cash flows associated with side letter fees from CLO equity investments.
(8)	Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies — Investment Income Recognition.”

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2015
INVESTMENT INCOME
Income from securitization vehicles and investments	$43,741,122
Interest income	1,450,991
Other income	1,448,332
Total investment income	46,640,445
EXPENSES
Interest expense on mandatorily redeemable preferred stock	10,659,152
Investment advisory fees to affiliate	7,375,152
Incentive fees to affiliate	4,714,642
Professional fees	841,498
Administrator expense	883,208
Directors’ fees	164,000
General and administrative	583,282
Insurance expense	36,377
Transfer agent and custodian fees	109,106
Total expenses	25,366,417
Net investment income	21,274,028
Net change in unrealized depreciation on investments	(27,097,134)
Net realized gain on investments	9,154,457
Net realized gain and change in unrealized depreciation on investments	(17,942,677)
Net increase in net assets resulting from operations	$3,331,351

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase in net assets from operations:
Net investment income	$21,274,028	$10,087,821
Net realized gain on investments	9,154,457	7,981,427
Net change in unrealized depreciation on investments	(27,097,134)	4,592,120
Net increase in net assets resulting from operations	3,331,351	22,661,368
Distributions from net investment income	(35,388,398)	(20,202,469)
Distributions from realized gain on investments	(2,159,379)	(3,018,700)
Total distributions to shareholders	(37,547,777)	(23,221,169)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs $177,014 and $3,148,705, respectively)	7,374,103	122,242,178
Repurchase of common stock (including fees)	(1,048,584)	—
Reinvestment of dividends	4,994,538	3,007,101
Net increase in net assets from capital share transactions	11,320,057	125,249,279
Total (decrease) increase in net assets	(22,896,369)	124,689,478
Net assets at beginning of period	247,829,201	123,139,723
Net assets at end of period (including distributions in excess of net investment income of $9,159,935 and $13,005,133, respectively)	$224,932,832	$247,829,201
Capital share activity:
Shares sold	462,727	7,446,373
Shares repurchased	(71,973)	—
Shares issued from reinvestment of dividends	340,898	191,638
Net increase in capital share activity	731,652	7,638,011

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,331,351
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(43,965,685)
Amortization of deferred issuance costs on preferred stock	665,830
Accretion of discount on mandatorily redeemable preferred stock	450,108
Purchases of investments	(393,986,675)
Sales of investments	82,797,705
Repayments of principal and reductions to investment cost value	205,880,693
Net change in unrealized depreciation on investments	27,097,134
Increase in deferred offering costs	(360,951)
Net realized gain on investments	(9,154,457)
Increase in distribution receivable	(9,078,917)
Increase in fee receivable	(395,692)
Increase in interest receivable	(35,344)
Increase in prepaid expenses and other assets	(1,929)
Increase in investment advisory fee payable	692,987
Increase in incentive fee payable	938,465
Increase in administrator expense payable	92,531
Decrease in accrued offering costs	(172,161)
Increase in accrued expenses	103,449
Net cash used in operating activities	(135,101,558)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under distribution reinvestment plan of $4,994,538)	(32,553,239)
Proceeds from the issuance of common stock	7,551,117
Underwriting fees and offering costs for the issuance of common stock	(177,014)
Repurchase of common stock (including fees)	(1,048,584)
Proceeds from the issuance of mandatorily redeemable preferred stock, net of discount	68,650,000
Deferred issuance costs for the issuance of preferred stock	(2,901,493)
Net cash provided by financing activities	39,520,787
Net decrease in cash and cash equivalents	(95,580,771)
Cash and cash equivalents, beginning of period	103,312,518
Cash and cash equivalents, end of period	$7,731,747
SIGNIFICANT NON-CASH TRANSACTIONS
Value of shares issued in connection with distribution reinvestment plan	$4,994,538
Securities purchased not settled	$21,916,575
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$9,543,214

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund follows the accounting and reporting requirements of ASC 946, Financial Services — Investment Companies (“ASC 946”), for reporting on Form N-CSR. The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return and seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. At March 31, 2015, cash and cash equivalents consisted solely of demand deposits. The Fund maintains its accounting records in U.S. dollars.

INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. A significant estimate made in the preparation of OXLC’s financial statements is the valuation of investments, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, almost all of OXLC’s investments are based upon “Level 3” inputs as of March 31, 2015.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the OXLC Valuation Committee (the “Valuation Committee”) of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At March 31, 2015, the Fund did not have any direct investments in senior secured loans.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired a number of debt and equity positions in CLO investment vehicles and has previously purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. OXLC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to OXLC’s Board of Directors for its determination of fair value of these investments.

SHARE REPURCHASES

In connection with the Fund’s share repurchase program, the cost of shares repurchased is charged to capital on the settlement date.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. The Fund considers its preferred stock to be a Level 2 liability within the fair value hierarchy. See “Note 6. Term Preferred Shares.”

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME

Income from Securitization Vehicles and Equity Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to maturity utilizing assumed cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated quarterly, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in CLO warehouse facilities based on a stated rate as per the underlying note purchase agreement or an estimated rate.

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgement, are likely to remain current. As of March 31, 2015, the Fund had no non-accrual assets held in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from CLO equity side letter investments are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a take-out of the warehouse by a permanent CLO structure; such fees are earned and recognized when the take-out is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the U.S. Tax Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. Our dividend policy is based upon our estimate of our taxable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

For the year ended March 31, 2015, the Fund declared and paid dividends on common stock of $2.40 per share or $37,547,777. The Fund declared and paid dividends on common stock of $2.35 per share or $23,221,169 for the year ended March 31, 2014. The tax character of distributions paid on common stock in 2015 represented $35,390,921 of ordinary income and $2,156,856 of capital gains, with no return of capital. The tax character of distributions paid in 2014 represented $20,202,469 of ordinary income and $3,018,700 of capital gains, with no return of capital.

For the years ended March 31, 2015 and March 31, 2014 the Fund also declared and paid dividends on preferred stock of $9,543,214 and $3,982,234, respectively. The tax character of distributions paid on preferred stock represents ordinary income.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Fund has available $3,524,916 of long-term capital losses which can be used to offset future capital gains. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2015, the Fund has deferred such losses in the amount of $5,373,498.

As of March 31, 2015, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$11,891,049
Distributable long-term capital gains (capital loss carry forward)	(3,524,916)
Unrealized depreciation on investments	(25,789,525)
Other temporary differences	(5,384,247)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

Aggregate gross unrealized appreciation for tax purposes is $7,833,298; and aggregate gross unrealized depreciation of $33,622,823. For tax purposes, the cost basis of the portfolio investments at March 31, 2015 was $395,424,820.

DISTRIBUTIONS

Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund are subject to re-characterization for tax purposes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred that are related to an offering proposed by the Fund. The deferred offering costs will be charged to capital when the offering takes place or as shares are issued. Costs related to shelf offerings are charged to capital as securities registered are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of preferred share offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of debt, or a credit facility, the remaining balance of unaccreted fees related to such debt is accelerated into interest expense.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2015, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$15.7	$15.7
CLO equity	—	—	353.9	353.9
Total	$—	$—	$369.6	$369.6

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2015. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 3. FAIR VALUE  – (continued)

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2015	Valuation Techniques/ Methodologies	Unobservable Input		Range/Weighted Average
	($ in millions)
CLO debt	$13.1	Market quotes	NBIB	(1)	80.2% – 91.2%/84.6%
	2.6	Recent transactions	Actual trade	(2)	N/A(3)
CLO equity	301.0	Market quotes	NBIB	(1)	55.0% – 97.5%/80.7%
	47.8	Recent transactions	Actual trade	(2)	76.4% – 86.8%/80.3%
CLO equity – side letter investments	4.9	Discounted cash flow	Discount rate		12.1% – 14.2%/13.5%
	0.2	Recent transactions	Actual trade	(2)	N/A(3)
Total Fair Value for Level 3 Investments	$369.6

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.
(2)	Prices provided by independent pricing service are evaluated in conjunction with actual trades, and in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Valuation Committee.
(3)	Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 3. FAIR VALUE  – (continued)

A rollforward of the fair value of investments for the year ended March 31, 2015, utilizing significant unobservable inputs, is as follows:

	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
	($ in millions)	($ in millions)	($ in millions)
Balance at March 31, 2014	$22.5	$214.2	$236.7
Realized gains included in earnings(1)	1.2	7.9	9.1
Unrealized depreciation included in earnings	(2.3)	(24.8)	(27.1)
Amortization of discounts and premiums	0.2	43.7	43.9
Purchases	4.6	386.7	391.3
Repayments, sales of principal and reductions to investment cost value	(10.5)	(273.8)	(284.3)
Transfers in and/or out of level 3	—	—	—
Balance at March 31, 2015	$15.7	$353.9	$369.6
The amount of total losses for the period included in earnings attributable to the change in unrealized losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized loss on investments in our Statement of Operations	$(1.0)	$(13.2)	$(14.2)

(1)	Includes rounding adjustments to reconcile period balances.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2015.

NOTE 4. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2015, the Fund accrued incentive fee expenses of approximately $4.7 million. At March 31, 2015, the Fund has an incentive fee payable of approximately $1.6 million.

Effective September 9, 2010, the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

Certain directors, officers and other related parties, including members of OXLC Management, own 3.6% of the common stock of the Fund at March 31, 2015.

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations under any of its debt securities that the Fund holds or if those sectors experience a market downturn.

NOTE 6. TERM PREFERRED SHARES

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and has 6,014,720 shares issued and outstanding at March 31, 2015. Since 2012, the Fund has completed underwritten public offerings for each of its 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”), 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) and 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares,” through March 31, 2015. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares.

The terms of the Fund’s Term Preferred Share offerings are set forth in the table below as of March 31, 2015:

	Series 2017 Term Preferred Shares	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares
Shares issued	632,450	2,954,770	2,427,500
Offering price per share	$25.00	$25.00	$25.00
Net proceeds from issuance	$14,804,419	$66,327,493	$57,837,419
Discount on issuance	$—	$(4,581,925)	$—
Fair value(1)	$16,355,157	$73,898,798	$61,294,375
Fair value price per share(1)	$25.86	$25.01	$25.25
Term redemption date	December 31, 2017	June 30, 2023	June 30, 2024
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	December 31, 2014	June 30, 2016	June 30, 2017
Stated interest rate	8.50%	7.50%	8.125%

(1)	Represents the March 31, 2015 closing market price per share of each respective Term Shares on its listing exchange.

If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the Term Preferred Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Term Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Term Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 6. TERM PREFERRED SHARES  – (continued)

The aggregate accrued interest payable at March 31, 2015 was $0. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Share offerings. As of March 31, 2015, OXLC had a deferred debt balance of approximately $5.7 million related to the preferred share issuances. This amount is being amortized and is included in interest expense in the Statement of Operations over the term of the respective shares. The table below summarizes the components of interest expense, effective interest rates and cash paid for the fiscal year ended March 31, 2015:

	Series 2017 Term Preferred Shares	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Stated interest expense	$1,344,083	$5,286,287	$2,912,844	$9,543,214
Amortization of deferred issuance costs	197,918	300,050	167,862	665,830
Discount expense	—	450,108	—	450,108
Total interest expense	$1,542,001	$6,036,445	$3,080,706	$10,659,152
Effective interest rate	9.75%	8.57%	8.48%	8.61	%(1)
Cash paid for interest	$1,344,083	$5,286,287	$2,912,844	$9,543,214

(1)	Represents the weighted average effective rate for all Term Shares.

NOTE 7. PURCHASES AND SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $391.3 million, and sales and repayments of securities totaled approximately $222.1 million, excluding short-term investments, for the year ended March 31, 2015.

NOTE 8. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2015, the Fund did not have any commitments to purchase additional debt or equity investments.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2015, 2014, 2013, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 10. FINANCIAL HIGHLIGHTS  – (continued)

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period	$16.26	$16.20	$17.05	$18.19	$16.80	(1)
Net investment income(2)	1.37	1.24	1.17	1.19	0.07
Net realized and unrealized capital gains (losses)(3)	(1.14)	1.56	3.54	0.83	(0.03)
Total from investment operations	0.23	2.80	4.71	2.02	0.04
Distributions per share from net investment income	(2.26)	(1.97)	(2.13)	(2.05)	(0.25)
Distributions per share from realized gain on investments	(0.14)	(0.38)	(0.07)	—	—
Distributions per share based on weighted average share impact	(0.02)	(0.51)	(0.28)	(0.10)	—
Total distributions(4)	(2.42)	(2.86)	(2.48)	(2.15)	(0.25)
Effect of shares issued/repurchased, net of underwriting expense(5)	0.02	0.16	(2.52)	(0.77)	1.79
Effect of offering costs(5)	(0.01)	(0.04)	(0.56)	(0.24)	(0.19)
Effect of shares issued/repurchased, net(5)	0.01	0.12	(3.08)	(1.01)	1.60
Net asset value at end of period	$14.08	$16.26	$16.20	$17.05	$18.19
Per share market value at beginning of period	$16.70	$15.98	$14.60	$18.75	$20.00
Per share market value at end of period	$14.82	$16.70	$15.98	$14.60	$18.75
Total return(6)(7)	3.34%	20.23%	26.21%	(10.75)%	(5.0)%
Shares outstanding at end of period	15,972,381	15,240,729	7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$224,933	$247,829	$123,140	$41,879	$33,863
Average net assets (000’s)	$239,703	$154,112	$100,481	$36,644	$34,389
Ratio of net investment income to average net assets	8.88%	6.55%	5.90%	7.18%	3.51	%(8)
Ratio of expenses to average net assets	10.58%	8.38%	5.65%	6.50%	4.79	%(8)
Portfolio turnover rate	69.05%	28.81%	12.29%	0.22%	0.05%

(1)	Represents the net asset value per share prior to commencement of operations.
(2)	Represents net investment income per share for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital gains and losses include rounding adjustments to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that dividends, capital gains and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 10. FINANCIAL HIGHLIGHTS  – (continued)

other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. Total return is not annualized.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 11. RISKS AND UNCERTAINTIES

The U.S. capital markets have recently experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC Funding LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., and TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 11. RISKS AND UNCERTAINTIES  – (continued)

economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of March 31, 2015. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $27.4 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could effect the return on CLO equity investments, both positively and negatively (and which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, it is highly probable that actual results would differ materially from the results under this hypothetical analysis.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 11. RISKS AND UNCERTAINTIES  – (continued)

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes.”

The Fund’s Series 2017 Shares, Series 2023 Shares and Series 2024 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2017 Shares, Series 2023 Shares and Series 2024 Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2017 Shares, Series 2023 Shares and Series 2024 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

Given the five-year, ten-year and ten-year original terms, and potential for early redemption, of the Series 2017 Shares, Series 2023 Shares and Series 2024 Shares, respectively, see “Note 6. Term Preferred Shares,” holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 11. RISKS AND UNCERTAINTIES  – (continued)

The Fund does not intend to have such shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” The update is intended to define management’s responsibility to evaluate whether there is a substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosure. Amendments in this update become effective in the annual period ending after December 15, 2016, with early application permitted. We do not expect to early adopt ASU 2014-15, and we do not believe the standard will have a material impact on our financial statements.

On February 18, 2015, the FASB issued ASU 2015-2, which updated consolidation standards under ASC Topic 810, “Consolidation.” Under this update, a new consolidation analysis is required for variable interest entities (“VIEs”) and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015. The Fund is assessing the impact of the adoption of ASU 2015-2 on its financial statements.

On April 7, 2015, the FASB issued ASU 2015-3, “Simplifying the Presentation of Debt Issuance Costs,” which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. For public business entities, the amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the amendments in this update is permitted for financial statements that have not been previously issued. The Fund is assessing the impact of the adoption of ASU 2015-3 on its financial statements.

NOTE 13. ISSUANCES OF EQUITY SECURITIES

The Fund sold a total of 462,727 shares of common stock pursuant to an “at-the-market” share issuance plan during the year ended March 31, 2015. The total amount of capital raised under these issuances was approximately $7.7 million and net proceeds were approximately $7.5 million after deducting sales agent’s commissions and offering expenses.

The Fund issued a total of 340,898 shares of common stock under the distribution reinvestment plan. The value of the shares issued under the distribution reinvestment plan for the year ended March 31, 2015 was approximately $5.0 million.

NOTE 14. SHARE REPURCHASE PROGRAM

On December 16, 2014, the Fund’s board of directors authorized a repurchase program to be in place until the earlier of March 31, 2015 or until $35 million of the Fund’s outstanding shares of common stock have been repurchased. Under the repurchase program, we were permitted to, but we were not obligated to, repurchase our outstanding common stock in the open market from time to time provided that we complied with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. During the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 14. SHARE REPURCHASE PROGRAM  – (continued)

year ended March 31, 2015, the Fund repurchased 71,973 shares at a weighted average price of approximately $14.54 per share, inclusive of commissions. This represents a discount of 6.9% of the net asset value per share at September 30, 2014 and a premium of 3.2% of the net asset value per share at March 31, 2015. The total dollar amount of shares repurchased for the period ended March 31, 2015 is approximately $1.0 million. The program expired on March 31, 2015.

NOTE 15. SUBSEQUENT EVENTS

On May 13, 2015, the Board of Directors declared a distribution of $0.60 per share of common stock for the fiscal first quarter, payable on June 30, 2015 to shareholders of record as of June 16, 2015.

The Fund has evaluated events and transactions that occurred after March 31, 2015 and through the date that the financial statements were issued and noted no other events that necessitate adjustments to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Oxford Lane Capital Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Oxford Lane Capital Corp. (the “Fund”) at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 25, 2011 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 27, 2015

Exhibit A

OXFORD LANE CAPITAL CORP.

ARTICLES SUPPLEMENTARY
ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
OF TERM PREFERRED SHARES
DATED AS OF JUNE   , 2015

Oxford Lane Capital Corp. (the “Corporation”), a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

RECITALS

FIRST:  The Corporation is authorized under Article V of the Corporation’s Articles of Amendment and Restatement to the Articles of Incorporation of the Corporation (which, as amended or hereafter restated or amended from time to time, are herein called the “Articles”), to issue up to 100,000,000 shares of capital stock, with a par value of one cent ($0.01) per share (“Capital Stock”).

SECOND:  Pursuant to Article V of the Articles, all 100,000,000 such shares of Capital Stock were initially classified as Common Stock (as defined in the Articles); and

THIRD:  Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors” which term as used herein shall include any duly authorized committee of the Board of Directors) by Article V of the Articles, the Board of Directors has, by resolution, reclassified from unissued Common Stock and authorized the issuance of 10,000,000 Preferred Shares, par value $0.01 per share, such class of stock to be classified as “Term Preferred Shares,” and such Term Preferred Shares to be issued in one or more series.

FOURTH:  The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of Term Preferred Shares are set forth in these Articles Supplementary, as modified, amended or supplemented from time to time in any Appendix (each an “Appendix” and collectively the “Appendices”) to these Articles Supplementary specifically relating to such Series (each such Series being referred to herein as a “Series of Term Preferred Shares”, “Term Preferred Shares of a Series” or a “Series” and shares of all such Series being referred to herein individually as a “Term Preferred Share” and collectively as the “Term Preferred Shares”).

FIFTH:  These Articles Supplementary shall become effective as of       p.m. Eastern time on June   , 2015.

DEFINITIONS

1.1 Definitions.  Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in these Articles Supplementary shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means the Asset Coverage specified in Section 18(a)(2)(B) of the 1940 Act as in effect on the date hereof.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of these Articles Supplementary.

“Articles” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Articles Supplementary” means these Oxford Lane Capital Corp. Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, as they may be amended from time to time in accordance with their terms.

“Asset Coverage” shall mean the “asset coverage” of a class of senior security which is stock, as specified in Section 18 of the 1940 Act as in effect on the date hereof.

“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to maintain Asset Coverage as of the close of business on the last Business Day of a Calendar Quarter (as required by Section 2.4(a)), the date that is thirty (30) calendar days following the Filing Date with respect to such Calendar Quarter.

“Board of Directors” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“Calendar Quarter” shall mean any of the three month periods ending March 31, June 30, September 30, or December 31, of each year.

“Capital Stock” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the shares of common stock, with a par value of one cent ($0.01) per share, of the Corporation.

“Corporation” shall have the meaning as set forth in the Preamble to these Articles Supplementary.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means the Custodian Agreement by and among the Custodian and the Corporation.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Default Rate” shall have the meaning as set forth in Section 2.2(g)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(i) cash or any cash equivalent;

(ii) any U.S. Government Obligation;

(iii) any Short-Term Money Market Instrument;

(iv) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or

(v) any letter of credit from a bank or other financial institution that has a credit rating from at least one rating agency that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of these Articles Supplementary (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted, if a Default Period shall be in existence on such date, in accordance with the provisions of Section 2.2(g).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Filing Date” means, with respect to any Calendar Quarter, the date of filing of the Corporation’s SEC Report with respect to such Calendar Quarter.

“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

“Holder” means, with respect to the Term Preferred Shares of any Series or any other security issued by the Corporation, a Person in whose name such security is registered in the registration books of the Corporation maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i).

“Market Value” of any asset of the Corporation means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Corporation, as set forth in the Appendix for such Series.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series), if any, payable by the Corporation upon the redemption of Term Preferred Shares of such Series at the option of the Corporation, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to Term Preferred Shares of any Series, the number of Term Preferred Shares of such Series theretofore issued by the Corporation except (without duplication):

(i) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(ii) any shares of such Series as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(iii) any shares of such Series as to which the Corporation shall be the Holder or the beneficial owner; and

(iv) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Corporation.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Stock” means any Capital Stock of the Corporation classified as preferred stock, including shares of each Series of Term Preferred Shares, shares of any other series of such preferred stock now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends.

“Redemption and Paying Agent” means, with respect to any Series, Computershare Trust Company, N.A. and its successors or any other redemption and paying agent appointed by the Corporation with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Corporation with respect to such Series.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“SEC Report” means, with respect to any Calendar Quarter, the Corporation’s Annual Report on Form N-CSR, Semi-Annual Report on Form N-SAR, or Quarterly Report on Form N-Q, as applicable, filed by the Corporation with the Securities and Exchange Commission with respect to the fiscal period ending as of the last day of such Calendar Quarter.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in these Articles Supplementary with respect to the Term Preferred Shares.

“Senior Security” shall have the meaning specified in Section 18 under the 1940 Act, as in effect on the date hereof.

“Series” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.

“Term Preferred Shares” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2 Interpretation.  The headings preceding the text of Articles and Sections included in these Articles Supplementary are for convenience only and shall not be deemed part of these Articles Supplementary or be given any effect in interpreting these Articles Supplementary. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of these Articles Supplementary. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including these Articles Supplementary), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of these Articles Supplementary. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to these Articles Supplementary as a whole and not to any particular Article, Section or clause of these Articles Supplementary.

TERMS APPLICABLE TO ALL SERIES OF
TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of Term Preferred Shares shall have the following terms:

2.1 Number of Shares; Ranking.

(a) The number of authorized shares constituting any Series of Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional Term Preferred Shares shall be issued.

(b) The Term Preferred Shares of each Series shall rank on parity with shares of each other Series of Term Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the Common Stock as set forth herein.

(c) No Holder of Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Term Preferred Shares or shares of Common Stock or other securities of the Corporation which it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of any Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series and shall be payable monthly in arrears as provided in Section 2.2(f). Dividends payable on any Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, or, in the case of the first Dividend Period, more than a full monthly period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than, or, in the case of the first Dividend Period, greater than, one month.

(b) Dividends on shares of each Series of Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than ten (10) calendar days prior to the Dividend Payment Date with respect to such Dividend Period, and shall be paid as provided further in Section 2.2(f) hereof.

(c) (i) No full dividends and distributions shall be declared or paid on shares of a Series of Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding shares of Preferred Stock (including shares of other Series of Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Stock of any series, any dividends and distributions being declared and paid on a Series of Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No

Holders of Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(c)(i) on such Term Preferred Shares.

(ii) For so long as any Term Preferred Shares are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case, (A) immediately thereafter, the Corporation shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all Term Preferred Shares and all other Preferred Stock ranking on a parity with the Term Preferred Shares due on or prior to the earlier of the declaration, record or payment date, as applicable, of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock) and (C) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii) Any dividend payment made on shares of a Series of Term Preferred Shares shall be credited against the dividends and distributions accumulated with respect to the Dividend Period or Dividend Periods for such Series for which dividends and distributions have not been paid, in chronological order.

(d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of Term Preferred Shares, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment or reinvestment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

(f) Dividends on shares of a Series of Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend, which record date shall be determined as set forth in Section 2.2(b). Dividends in arrears on shares of a Series of Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than ten (10) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of Term Preferred Shares which may be in arrears.

(g) (i) The Dividend Rate on a Series of Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of Term Preferred Shares shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(g)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of Term Preferred Shares for any calendar day shall be equal to the Fixed Dividend Rate for such Series plus two percent (2%) per annum.

(ii) No Default Period for a Series of Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of Term Preferred Shares shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding Term Preferred Shares and any other outstanding Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such Term Preferred Shares and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

(c) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage Test.

(a) Asset Coverage Requirement.  For so long as any shares of a Series of Term Preferred Shares are Outstanding, the Corporation shall have Asset Coverage of at least 200% as of the close of business on the last Business Day of each Calendar Quarter. If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no Term Preferred Shares of any Series or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Stock and the requisite notice of redemption for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

2.5 Redemption.  Each Series of Term Preferred Shares shall be subject to redemption by the Corporation as provided below:

(a) Term Redemption.  The Corporation shall redeem all shares of a Series of Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage Mandatory Redemption.

(i) If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of the last Business Day of any Calendar Quarter and such failure is not cured as of the Asset Coverage Cure Date, the Corporation shall, to the extent permitted by the 1940 Act and Maryland law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Maryland law) may include any number or proportion of Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(ii). In the event that any shares of a Series of Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Corporation shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Mandatory Redemption Price”).

(ii) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i), the Corporation shall redeem, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Term Preferred Shares and other shares of Preferred Stock the redemption or retirement of which would have such result, all Term Preferred Shares and other shares of Preferred Stock then outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Articles and applicable law. Notwithstanding the foregoing, in the event that shares of Preferred Stock are redeemed pursuant to this Section 2.5(b), the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of Term Preferred Shares pursuant to this Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those Term Preferred Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b), the number of Term Preferred Shares of such Series to be redeemed shall be redeemed (A) from each Holder pro rata based upon the number of Outstanding shares of such Series held by such Holder, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), on any Business Day following the expiration of the Non-Call Period (if any) for a Series of Term Preferred Shares (any such Business Day referred to in this sentence, an “Optional Redemption Date”), the Corporation may redeem in whole or from time to time in part the Outstanding Term Preferred Shares of such Series, at a redemption price per Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii) If fewer than all of the outstanding shares of a Series of Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) from each Holder pro rata based upon the number of Outstanding shares of such Series held by such Holder, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of these Articles Supplementary and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of Term Preferred Shares by reason of the redemption of such Term Preferred Shares on such Optional Redemption Date.

(d) Procedures for Redemption.

(i) If the Corporation shall determine or be required to redeem, in whole or in part, Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic

Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of Term Preferred Shares to be redeemed; (C) the CUSIP number for Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of these Articles Supplementary under which such redemption is made. If fewer than all Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to these Articles Supplementary that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Term Preferred Shares called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any Deposit Securities prior to the Redemption Date, provided that such investment or reinvestment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the Term Preferred Shares so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such Term Preferred Shares to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the Term Preferred Shares represented by such certificate(s), a new certificate representing the Term Preferred Shares that were not redeemed.

(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Corporation shall not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Term Preferred Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

(vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Articles and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends may be declared and paid on such Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e) Redemption and Paying Agent as Trustee of Redemption Payments by Corporation.  All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 2.5(d)(iii) above.

(f) Compliance With Applicable Law.  In effecting any redemption pursuant to this Section 2.5, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

(g) Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this Section 2.5, the Corporation may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the Term Preferred Shares or cause the Corporation to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per Term Preferred Share.  Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Corporation, and (ii) the holders of outstanding shares of Preferred Stock, including Outstanding Term Preferred Shares, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including Outstanding Term Preferred Shares, shall be entitled, voting as a separate class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect two Directors of the Corporation at all times. Subject to Section 2.6(b), the Holders of outstanding shares of Common Stock and Preferred Stock, including Term Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

(b) Voting For Additional Directors.

(i) Voting Period.  During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected by the Holders of Preferred Stock, including Term Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Shares, including Term Preferred Shares, shall be entitled, voting as a separate class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time Holders of shares of Preferred Stock are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii) Notice of Special Meeting.  As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 2.6(b)(i), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Directors.  The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of Term Preferred Shares and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of Term Preferred Shares and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 2.6(a) hereof and the remaining Directors elected by the holders of the shares of Common Stock and Preferred Stock, voting together as a single class, shall constitute the duly elected Directors of the Corporation.

(iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 2.6(b)(i) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of Term Preferred Shares to Vote on Certain Matters.

(i) Certain Amendments Requiring Approval of Term Preferred Shares.  Except as otherwise permitted by the terms of these Articles Supplementary, so long as any Term Preferred Shares are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds ( 2/3) of the Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Articles, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Term Preferred Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Term Preferred Shares, and (ii) a division of a Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share (other than as a result of a division of a Term Preferred Share). So long as any Term Preferred Shares are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least two-thirds ( 2/3) of the Holders of the Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

(ii) 1940 Act Matters.  Unless a higher percentage is provided for in the Articles, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” as determined in accordance with Section 2(a)(42) of the 1940 Act, including Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such terms is used in the 1940 Act) adversely affecting such shares, or (B) any action requiring a vote of security holders of the Corporation pursuant to Section 13(a) of the 1940 Act.

(iii) Certain Amendments Requiring Approval of Specific Series of Term Preferred Shares.  Except as otherwise permitted by the terms of these Articles Supplementary, so long as any Term Preferred Shares of a Series are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds ( 2/3) of the Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Term Preferred Shares of such Series, and (ii) a division of a Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Corporation to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in these Articles Supplementary and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights.  Unless otherwise required by law or the Articles, the Holders of Term Preferred Shares shall not have any relative voting rights or preferences or other special rights with respect to voting other than those expressly set forth in this Section 2.6.

(e) No Cumulative Voting.  The Holders of Term Preferred Shares shall have no rights to cumulative voting.

(f) Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends.  In the event that the Corporation fails to declare or pay any dividends on any Series of Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the Term Preferred Shares shall be the right to vote for Directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Articles and these Articles Supplementary, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g) Holders Entitled to Vote.  For purposes of determining any rights of the Holders of Term Preferred Shares to vote on any matter, whether such right is created by these Articles Supplementary, by the Articles, by statute or otherwise, no Holder of Term Preferred Shares shall be entitled to vote any Term Preferred Share and no Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Share shall have been given in accordance with these Articles Supplementary and Deposit Securities for the payment of the Redemption Price of such Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No Term Preferred Share held by the Corporation shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

(h) Maryland General Corporation Law Matters.  The Corporation shall take such actions as may be necessary to effect the provisions of this Section 2.6 in accordance with Maryland General Corporation Law.

2.7 Issuance of Additional Preferred Stock.

So long as any Term Preferred Shares are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act, ranking on a parity with Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding Series of Term Preferred Shares, including additional Series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 200%.

2.8 Status of Redeemed or Repurchased Term Preferred Shares.

Term Preferred Shares that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.

2.9 Global Certificate.

For so long as any Term Preferred Shares are Outstanding (i) all shares of any Series of Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of Term Preferred Shares shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.10 Notice.

All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this

Section 2.10 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

2.11 Termination.

In the event that no shares of a Series of Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Corporation under these Articles Supplementary with respect to such Series shall terminate.

2.12 Appendices.

The designation of each Series of Term Preferred Shares shall be set forth in an Appendix to these Articles Supplementary. The Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law) (1) amend the Appendix to these Articles Supplementary relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of Term Preferred Shares by including a new Appendix to these Articles Supplementary relating to such Series.

2.13 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in these Articles Supplementary, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.14 Modification.

The Board of Directors, without the vote of the Holders of Term Preferred Shares, may interpret, supplement or amend the provisions of these Articles Supplementary or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that is inconsistent or otherwise conflicts with any provision of the 1940 Act, the rules and regulations promulgated thereunder, any order issued thereunder by the Commission, or any interpretive position of the staff of the Commission pertaining thereto, in each case, that is applicable to the Corporation, or any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.

2.15 No Additional Rights.

Unless otherwise required by law or the Articles, the Holders of Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in these Articles Supplementary.

[Signature Page Begins on the Following Page]

In Witness Whereof, Oxford Lane Capital Corp. has caused these presents to be signed as of June   , 2015 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Title:  President

Witness:

Name: Patrick F. Conroy
Title:  Chief Financial Officer, Chief
            Compliance Officer and Corporate
            Secretary

The undersigned President or a Vice President of Oxford Lane Capital Corp., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Name: Saul B. Rosenthal
Title:  President

[Signature Page to the Articles Supplementary Establishing and Fixing the Rights and
Preferences of Term Preferred Shares]

APPENDIX A

OXFORD LANE CAPITAL CORP.

CUMULATIVE TERM PREFERRED SHARES, 8.50% SERIES 2017 TERM PREFERRED SHARES

This Appendix establishes a Series of Cumulative Term Preferred Shares of Oxford Lane Capital Corp.. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Cumulative Term Preferred Shares in those “Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares” dated June   , 2015 (the “TP Articles Supplementary”). This Appendix has been adopted by resolution of the Board of Directors of Oxford Lane Capital Corp. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the TP Articles Supplementary.

Section 1. Designation as to Series.

Cumulative Term Preferred Shares, 8.50% Series 2017 Term Preferred Shares: A series of 632,450 shares of Capital Stock classified as Term Preferred Shares is hereby designated as the “Series 2017 Term Preferred Shares.” Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the TP Articles Supplementary (except as the TP Articles Supplementary may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2017 Term Preferred Shares shall constitute a separate series of Capital Stock and of the Cumulative Term Preferred Shares and each Series 2017 Term Preferred Share shall be identical. The following terms and conditions shall apply solely to the Series 2017 Term Preferred Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is 632,450.

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is November 28, 2012.

Section 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is 8.50%.

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $25.00 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is December 31, 2017.

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the last Business Day of the month of the Dividend Period.

Section 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on December 31, 2014.

Section 9. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the TP Articles Supplementary are hereby amended as follows:

Not applicable.

A-1

Section 10. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2017 Term Preferred Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including December 31, 2012 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

Section 11. Amendments to Terms of Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the Term Preferred Shares” in the TP Articles Supplementary are hereby amended as follows:

Not applicable.

Section 12. Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the TP Articles Supplementary:

Not applicable.

A-2

IN WITNESS WHEREOF, Oxford Lane Capital Corp. has caused this Appendix to the Corporation’s TP Articles Supplementary to be signed on June   , 2015 in its name and on its behalf by a duly authorized officer. The Articles and the TP Articles Supplementary are on file with the Secretary of State of the State of Maryland.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Title:  President

Witness:

Name: Patrick F. Conroy
Title:  Chief Financial Officer, Chief
            Compliance Officer and Corporate
            Secretary

The undersigned duly authorized officer of Oxford Lane Capital Corp., who executed on behalf of the Corporation the foregoing Appendix to the Corporation’s TP Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Appendix to the Articles Supplementary to be the corporate act of the Corporation, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Title:  President

[Signature Page to the Appendix Establishing and Fixing the Rights and
Preferences of Series 2017 Term Preferred Shares]

A-3

APPENDIX B

OXFORD LANE CAPITAL CORP.

CUMULATIVE TERM PREFERRED SHARES, 7.50% SERIES 2023 TERM PREFERRED SHARES

This Appendix establishes a Series of Cumulative Term Preferred Shares of Oxford Lane Capital Corp. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Cumulative Term Preferred Shares in those “Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares” dated June   , 2015 (the “TP Articles Supplementary”). This Appendix has been adopted by resolution of the Board of Directors of Oxford Lane Capital Corp. Capitalized terms used herein but not defined herein have the respective meanings set forth in the TP Articles Supplementary.

Section 1. Designation as to Series.

Cumulative Term Preferred Shares, 7.50% Series 2023 Term Preferred Shares: A series of 2,954,770 shares of Capital Stock classified as Term Preferred Shares is hereby designated as the “Series 2023 Term Preferred Shares.” Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the TP Articles Supplementary (except as the TP Articles Supplementary may be expressly modified by this Appendix), as are set forth in this Appendix B. The Series 2023 Term Preferred Shares shall constitute a separate series of Capital Stock and of the Cumulative Term Preferred Shares and each Series 2023 Term Preferred Share shall be identical. The following terms and conditions shall apply solely to the Series 2023 Term Preferred Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is 2,954,770.

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is June 21, 2013.

Section 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is 7.50%.

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $25.00 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is June 30, 2023.

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the last Business Day of the month of the Dividend Period.

Section 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on June 30, 2016.

Section 9. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the TP Articles Supplementary are hereby amended as follows:

Not applicable.

Section 10. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2023 Term Preferred Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including July 31, 2013 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

Section 11. Amendments to Terms of Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the Term Preferred Shares” in the TP Articles Supplementary are hereby amended as follows:

Not applicable.

Section 12. Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the TP Articles Supplementary:

Not applicable.

IN WITNESS WHEREOF, Oxford Lane Capital Corp. has caused this Appendix to the Corporation’s TP Articles Supplementary to be signed on June   , 2015 in its name and on its behalf by a duly authorized officer. The Articles and the TP Articles Supplementary are on file with the Secretary of State of the State of Maryland.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Tiitle:  President

Witness:

Name: Patrick F. Conroy
Title:  Chief Financial Officer, Chief
            Compliance Officer and Corporate
            Secretary

The undersigned duly authorized officer of Oxford Lane Capital Corp., who executed on behalf of the Corporation the foregoing Appendix to the Corporation’s TP Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Appendix to the Articles Supplementary to be the corporate act of the Corporation, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Title:  President

[Signature Page to the Appendix Establishing and Fixing the Rights and
Preferences of Series 2023 Term Preferred Shares]

APPENDIX C

OXFORD LANE CAPITAL CORP.

CUMULATIVE TERM PREFERRED SHARES, 8.125% SERIES 2024 TERM PREFERRED SHARES

This Appendix establishes a Series of Cumulative Term Preferred Shares of Oxford Lane Capital Corp. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Cumulative Term Preferred Shares in those “Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares” dated June   , 2015 (the “TP Articles Supplementary”). This Appendix has been adopted by resolution of the Board of Directors of Oxford Lane Capital Corp. Capitalized terms used herein but not defined herein have the respective meanings set forth in the TP Articles Supplementary.

Section 1. Designation as to Series.

Cumulative Term Preferred Shares, 8.125% Series 2024 Term Preferred Shares: A series of 2,427,500 shares of Capital Stock classified as Term Preferred Shares is hereby designated as the “Series 2024 Term Preferred Shares.” Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the TP Articles Supplementary (except as the TP Articles Supplementary may be expressly modified by this Appendix), as are set forth in this Appendix C. The Series 2024 Term Preferred Shares shall constitute a separate series of Capital Stock and of the Cumulative Term Preferred Shares and each Series 2024 Term Preferred Share shall be identical. The following terms and conditions shall apply solely to the Series 2024 Term Preferred Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is 2,427,500.

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is June 5, 2014.

Section 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is 8.125%.

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $25 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is June 30, 2024.

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the last Business Day of the month of the Dividend Period.

Section 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on June 30, 2017.

Section 9. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the TP Articles Supplementary are hereby amended as follows:

Not applicable.

Section 10. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2024 Term Preferred Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including July 31, 2014 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

Section 11. Amendments to Terms of Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the Term Preferred Shares” in the TP Articles Supplementary are hereby amended as follows:

Not applicable.

Section 12. Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the TP Articles Supplementary:

Not applicable.

IN WITNESS WHEREOF, Oxford Lane Capital Corp. has caused this Appendix to the Corporation’s TP Articles Supplementary to be signed on June   , 2015 in its name and on its behalf by a duly authorized officer. The Articles and the TP Articles Supplementary are on file with the Secretary of State of the State of Maryland.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Title:  President

Witness:

Name: Patrick F. Conroy
Title:  Chief Financial Officer, Chief
            Compliance Officer and Corporate
            Secretary

The undersigned duly authorized officer of Oxford Lane Capital Corp., who executed on behalf of the Corporation the foregoing Appendix to the Corporation’s TP Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Appendix to the Articles Supplementary to be the corporate act of the Corporation, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Oxford Lane Capital Corp.

Name: Saul B. Rosenthal
Title:  President

[Signature Page to the Appendix Establishing and Fixing the Rights and
Preferences of Series 2024 Term Preferred Shares]

$500,000,000

Oxford Lane Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

We are a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock and subscription rights offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (“SEC”) may permit.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” On June 4, 2014, the last reported sales price on the NASDAQ Global Select Market for our common stock was $17.68 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2014 was $16.26.

This prospectus and any accompanying prospectus supplement contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep it for future reference. We are required to file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.oxfordlanecapital.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies frequently trade at a discount to their net asset value. In addition, the CLO securities in which we invest are subject to special risks. See “Risk Factors” beginning on page 17 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 23, 2014.

You should rely on the information contained in this prospectus or any accompanying prospectus supplement. We have not, and the dealer managers have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus or any accompanying prospectus supplement is accurate as of any date other than the date on their respective cover pages. This prospectus and any accompanying prospectus supplement will be amended to reflect material changes to the information contained herein and therein.

OXFORD LANE CAPITAL CORP.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in

i

this prospectus. If there is any inconsistency between information in this prospectus and any accompanying prospectus supplement, you should rely only on the information contained in the prospectus supplement. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

ii

SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred.

Except where the context requires otherwise, the terms “Oxford Lane Capital,” the “Company,” “we,” “us” and “our” refer to Oxford Lane Capital Corp.; “Oxford Lane Management” and “investment adviser” refer to Oxford Lane Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Overview

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return.

We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade (“Senior Loans”), and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $5 million to $50 million, although the investment size may vary consistent with the size of our overall portfolio.

Oxford Lane Management manages our investments and its affiliate arranges for the performance of the administrative services necessary for us to operate.

Distributions

In order to qualify as a regulated investment company, or “RIC,” and to eliminate our liability for corporate-level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” to distribute to our stockholders on an annual basis at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital gains, if any.

The following table reflects the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2015
May 19, 2014	June 16, 2014	June 30, 2014	$0.60
Fiscal 2014
November 26, 2013	March 17, 2014	March 31, 2014	0.60
November 26, 2013	March 17, 2014	March 31, 2014	0.10	(2)
November 6, 2013	December 17, 2013	December 31, 2013	0.55
July 24, 2013	September 16, 2013	September 30, 2013	0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			2.35
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$7.45

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share and $0.40 per share of the distributions paid on June 29, 2012 and June 28, 2013, respectively, which were funded from long term capital gains. The tax characterization of cash distributions for the year ended March 31, 2014 will not be known until the tax return for that year is finalized.
(2)	Represents a special dividend for the fiscal year ended March 31, 2014.

For fiscal year 2014, we paid $1,344,083 and $2,638,151 in preferred dividends on the 8.50% Series 2017 Term Preferred Stock (the “Series 2017 Term Preferred Shares”) and the 7.50% Series 2023 Term Preferred Stock (the “Series 2023 Term Preferred Shares”), respectively. For fiscal year 2013, we paid $459,228 in preferred dividends on the Series 2017 Term Preferred Shares.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. For the fiscal periods ended March 31, 2013, 2012 and 2011, taxable earnings exceeded our distributions, and there was no tax return of capital for these years. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Oxford Lane Management

Our investment activities are managed by Oxford Lane Management, which is an investment adviser that has registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory agreement with Oxford Lane Management, which we refer to as our “Investment Advisory Agreement,” we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets, as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We expect to benefit from the proven ability of our investment adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor a diversified portfolio although we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. Our investment adviser’s senior investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team.

Messrs. Cohen, Rosenthal, Monasebien and Srinivasan together with the other members of Oxford Lane Management’s investment team, have developed an infrastructure that we believe provides Oxford Lane Capital with a competitive advantage in locating and acquiring attractive Senior Loans and CLO investments.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates, LLC (“Royce & Associates”). He also manages or co-manages twelve of Royce & Associates’ open- and closed-end registered funds. Mr. Royce currently serves on the Board of Directors of The Royce Funds and TICC Capital Corp. Mr. Royce is also a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under an administration agreement by and among us and BDC Partners (the “Administration Agreement”), including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

Investment Focus

Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by investing principally in the equity and junior debt tranches of CLO vehicles, which are collateralized primarily by a diverse portfolio of leveraged corporate loans, and which generally have very little or no exposure to real estate or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy may also included warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may invest in securities issued by foreign entities, including foreign CLO vehicles.

The CLO investments we currently hold in our portfolio generally represent either a residual economic interest, in the case of an equity tranche, or a debt investment collateralized by a portfolio of Senior Loans. The value of our CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself, both of which are described below.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which we may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

We believe that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $742 billion as of May 27, 2014, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.
•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.
•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

In the current environment, we believe the above attributes seem particularly desirable.

Investment Opportunity

Despite strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with the opportunity to generate attractive risk-adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although yields on Senior Loans have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that the recently developed market to invest in warehouse financings, which are short-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.
—	We believe that investing in CLO securities and CLO equity instruments and warehouse financings in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants since that analysis tends to be highly specialized.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total assets under management of approximately $287 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $50 billion.

In addition to reviewing the junior debt and equity tranches of pre-2008 vintage CLOs, we have analyzed post-2010 CLOs (in both the primary and secondary markets) given the recent increase in new CLO issuance. From January 1, 2014 to April 29, 2014, CLOs closed stood at approximately $35 billion across 71(2) deals (compared to approximately $82 billion across 171 deals for 2013).(3)

While the post-2010 CLOs generally have a higher cost of capital (which may result in lower returns for the equity investors in those CLOs) compared to pre-2008 CLOs, they may offer certain attractive structural features (including, in certain cases, better credit enhancement and lower leverage) and stronger collateral packages. We believe there are currently a significant number of these investment opportunities to consider and we have and continue to make investments in post-2010 CLOs.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Oxford Lane Capital involves other risks, including the following:

•	We have a limited operating history as a closed-end investment company;
•	We are dependent upon Oxford Lane Management’s key personnel for our future success;
•	Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;
•	A general increase in interest rates may have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings due to the “catch up” feature of the incentive fee;
•	CLO vehicles are very highly levered (typically 10-14 times), and therefore the junior debt and equity instruments in which we invest are subject to a higher degree of risk of total loss;

1. As of April 29, 2014. Source: RBS Securities, Inc., Intex Solutions, Inc.

2. As of April 28, 2014. Source: JP Morgan Chase & Co.

3. As of January 24, 2014. Source: RBS.

•	Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying Senior Loans;
•	The Senior Loan portfolios of the CLO vehicles in which we will invest may be concentrated in a limited number of industries, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of our CLO vehicles’ investments are concentrated;
•	Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect;
•	Investing in CLO vehicles and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance;
•	Our equity investment distributions from CLO vehicles will likely be materially reduced if three month LIBOR increases;
•	A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;
•	Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will become subject to corporate-level income tax if we are unable to maintain our RIC status under Subchapter M of the Code;
•	Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share;
•	Our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering;
•	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage;
•	Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders;
•	Our common stock is subject to the risk of subordination relative to holders of our debt instruments and holders of our preferred stock; and
•	Holders of our preferred stock have the right to elect two members of our Board of Directors and class voting rights on certain matters.

See “Risk Factors” beginning on page 17, and the other information included in this prospectus and any accompanying prospectus supplement, for additional discussion of factors you should carefully consider before investing in our securities.

Operating and Regulatory Structure

Oxford Lane Capital is a Maryland corporation that is a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end fund, we are required to meet regulatory tests. See “Regulation as a Registered Closed-End Management Investment Company.” We may also borrow funds to make investments. In addition, we have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Oxford Lane Management and supervised by our Board of Directors. Oxford Lane Management is an investment adviser that is registered under the Advisers Act. Under our Investment Advisory Agreement, we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement with BDC Partners, which we refer to as the Administration Agreement, under which we have agreed to reimburse BDC Partners for our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

BDC Partners also serves as the managing member of Oxford Lane Management. Messrs. Cohen and Rosenthal, in turn, serve as the managing member and non-managing member, respectively, of BDC Partners.

Recent Developments

Preferred Stock Offering

On June 5, 2014, we completed an underwritten public offering of 1,120,000 shares of our newly designated 8.125% Series 2024 Term Preferred Shares at a public offering price of $25 per share, raising $28 million in gross proceeds. We also have granted the underwriters a 30-day option to purchase up to 168,000 additional shares of 8.125% Series 2024 Term Preferred Shares on the same terms and conditions to cover over-allotments, if any.

Dividend

On May 19, 2014, our Board of Directors declared a distribution of $0.60 per share of common stock for the first fiscal quarter of 2015, payable on June 30, 2014 to shareholders of record as of June 16, 2014.

On May 19, 2014, our Board of Directors declared dividends which are payable on the Series 2017 and Series 2023 Term Preferred Shares for the months of June 2014, July 2014 and August 2014.

Our Corporate Information

Our offices are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, and our telephone number is (203) 983-5275.

OFFERINGS

We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue shares of our securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to an Investment in our Common Stock.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds
We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for acquiring investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
NASDAQ Global Select Market symbols
“OXLC” (common stock)
“OXLCP” (Series 2017 Term Preferred Shares)
“OXLCO” (Series 2023 Term Preferred Shares)
“OXLCN” (Series 2024 Term Preferred Shares)
Distributions
To the extent that we have income available, we intend to distribute quarterly dividends to our common stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.
Taxation
We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees
We pay Oxford Lane Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser on any realized capital gains. See “Investment Advisory Agreement.”
Administration Agreement
We reimburse BDC Partners for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse BDC Partners for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. See “Administration Agreement.”
Leverage
Other than our currently outstanding preferred stock, which may be considered a form of leverage, we do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. However, we may issue additional shares of preferred stock pursuant to the registration statement of which this prospectus forms a part. Although we have no current intention to do so, we may borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the CLO vehicles in which we invest will be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Oxford Lane Management, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% immediately after each such borrowing. See “Regulation as a Registered Closed-End Investment Management Company.”
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”
Available Information
After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.27	%(4)
Incentive fees payable under our investment advisory agreement (20% of net investment income)	0.87	%(5)
Interest payments on borrowed funds	0.00	%(6)
Preferred stock dividend payment	4.28	%(7)
Other expenses (estimated)	1.05	%(8)
Acquired fund fees and expenses	4.22	%(9)
Total annual expenses (estimated)	13.69%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$131	$360	$550	$900

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Assumes gross assets of $405.4 million and $134.6 million of leverage (including $15.8 million of preferred stock with a preferred rate of 8.5% per annum issued in November 2012, $65.8 million of preferred stock with a preferred rate of 7.5% per annum issued in June, July and November 2013, $28.0 million of preferred stock with a preferred rate of 8.125% per annum issued in June 2014 and an assumed additional $25.0 million in preferred stock with a preferred rate of 8.25% per annum, and reflects the direct registered offering of 325,000 shares of common stock on January 9, 2014, the issuance of 4,021,373 shares in connection with our rights offering that expired on March 3, 2014, as well as the issuance of 3,100,000 shares of common stock on March 14, 2014), and assumes net assets of $247.8 million. The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement.”
(5)	Amount reflects the estimated annual incentive fees payable to our investment adviser, Oxford Lane Management, during the fiscal year following this offering. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the year ended March 31, 2014. Based on our current business plan, we anticipate that substantially all of the net proceeds of any offerings conducted pursuant to this prospectus will be invested within three months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take approximately one to three months to invest all of the proceeds of any offerings conducted pursuant to this prospectus, in part because equity and junior debt investments in CLO vehicles require substantial due diligence prior to investment.

The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

No incentive fee is payable to our investment adviser on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	Assumes that we maintain our current level of no outstanding borrowings as of March 31, 2014 other than preferred stock (we presently have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum issued in November 2012, an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013 and an aggregate of $28.0 million of preferred stock with a preferred rate of 8.125% per annum issued in June 2014), which may be considered a form of leverage. We may issue additional shares of preferred stock pursuant to the registration statement of which the accompanying prospectus forms a part. In the event we were to issue preferred stock, our borrowing costs, and correspondingly our total annual expenses, including our base management fee as a percentage of our net assets, would increase. See also note 7 below.
(7)	Assumes that we continue to have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum issued in November 2012, an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013, an aggregate of $28.0 million of preferred stock with a preferred rate of 8.125% per annum issued in June 2014 and that we issue an additional $25.0 million of preferred stock with a preferred rate of 8.25% per annum.
(8)	“Other expenses” ($2.6 million) assumes that other expenses for the year will be proportional to other expenses incurred during the year ended March 31, 2014.
(9)	Reflects the estimated annual collateral manager fees that will be indirectly incurred by us in connection with our investments in CLO equity tranches during the twelve months following the date of this prospectus, assuming the CLO equity investments held as of March 31, 2014 and net assets of $247.8 million. Collateral manager fees are charged on the total assets of the CLO vehicle, including the assets acquired with borrowed funds, but are assumed to be paid from the residual cash flows after interest payments to the senior debt tranches. Therefore, these collateral manager fees (which are generally 0.50% to 0.55% of total assets) are effectively much higher when allocated only to the equity tranches. The debt tranches that we hold generally are not deemed to pay any such collateral manager fees. The calculation does not include any other operating expense ratios of the CLO vehicles, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.5% to 1.0% could be incurred. As a result of our investments in such CLO equity investments, our stockholders will be required to pay two levels of fees and expenses in connection with their investment in our common stock, including fees payable under our Investment Advisory Agreement and fees and expenses charged to us on the CLO equity tranches in which we are invested.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance. Information is shown since the commencement of our operations on January 25, 2011. The financial data for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and for the period from January 25, 2011 (commencement of operations) to March 31, 2011 is derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The data should be read in conjunction with our financial statements and related notes thereto included in this prospectus.

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$16.20	$17.05	$18.19	$16.80
Net investment income(2)	1.24	1.17	1.19	0.07
Net realized and unrealized capital gains(3)	1.56	3.54	0.83	(0.03)
Total from investment operations	2.80	4.71	2.02	0.04
Distributions from net investment income	(1.97)	(2.13)	(2.05)	(0.25)
Distributions from net realized gain on investments	(0.38)	(0.07)	—	—
Distributions based on weighted average share impact	(0.51)	(0.28)	(0.10)	—
Total distributions(4)	(2.86)	(2.48)	(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(5)	0.16	(2.52)	(0.77)	1.79
Effect of offering costs(5)	(0.04)	(0.56)	(0.24)	(0.19)
Effect of shares issued, net(5)	0.12	(3.08)	(1.01)	1.60
Net asset value at end of period	$16.26	$16.20	$17.05	$18.19
Per share market value at beginning of period	$15.98	$14.60	$18.75	$20.00
Per share market value at end of period	$16.70	$15.98	$14.60	$18.75
Total return(6)(7)	20.23%	26.21%	(10.75%)	(5.0%)
Shares outstanding at end of period	15,240,729	7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$247,829	$123,140	$41,879	$33,863
Ratio of net investment income to average daily net assets	6.55%	5.90%	7.18%	3.51	%(8)
Ratio of expenses to average daily net assets	8.38%	5.65%	6.50%	4.79	%(8)
Portfolio turnover rate	28.81%	12.29%	0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital gains include rounding adjustments, if necessary, to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a closed-end investment company.

We are a non-diversified, closed-end management investment company with a limited operating history of only three years. As a result, we do not have significant financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it may take approximately one to three months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest or other income that we anticipate receiving in respect of investments in CLO vehicles or other debt securities. As a result, our dividends may be substantially lower than the dividends that we expect to pay when the proceeds of this offering have been fully invested in accordance with our investment objective.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the type of investments we target. As a result, we will value these securities quarterly at fair value based on relevant information compiled by our investment adviser, third-party pricing services (when available) and our Valuation Committee and with the oversight, review and approval of our Board of Directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. Investors purchasing our securities based on an overstated net asset value may pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments may receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

We may compete for investments with other investment funds (potentially including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us, including from federal government agencies through federal rescue programs such as the U.S. Department of Treasury’s Financial Stability Plan (formerly known as the Troubled Asset Relief Program). In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer higher pricing than we are willing to offer to potential sellers. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not be subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.

We are dependent upon Oxford Lane Management’s key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Cohen, Rosenthal and Monasebian, who serve as the investment committee of Oxford Lane Management, and who lead Oxford Lane Management’s investment team. Messrs. Cohen, Rosenthal and Monasebian, together with the other investment professionals available to Oxford Lane Management, evaluate, acquire and monitor our investments. Our future success depends on the continued service of Messrs. Cohen, Rosenthal and Monasebian and the other members of Oxford Lane Management’s investment team. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Messrs. Cohen, Rosenthal or Monasebian, or any of the other investment professionals who serve on Oxford Lane Management’s investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Oxford Lane Management will continue indefinitely as our investment adviser.

The members of Oxford Lane Management’s investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. In particular, the members of Oxford Lane Management’s investment team, including Messrs. Cohen, Rosenthal and Monasebian, are currently actively involved in the management of the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC and TICC CLO 2012-1 LLC, CLO structured finance vehicles that invest in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. Neither Messrs. Cohen, Rosenthal or Monasebian, or the investment team, is required to dedicate any specific portion of their time to the activities of Oxford Lane Capital; moreover, they are engaged in other business activities which divert their time and attention.

Our success depends on the ability of Oxford Lane Management to retain qualified personnel in a competitive environment.

Our success requires that Oxford Lane Management retain investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

There are significant potential conflicts of interest which could impact our investment returns.

Oxford Lane Management’s investment team presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC and TICC CLO 2012-1 LLC, CLO structured finance vehicles that invest in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. In addition, our executive officers and directors, as well as the current and future members of our investment adviser, Oxford Lane Management, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Each of TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd., as well as any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Oxford Lane Management’s investment team may face conflicts in allocating investment opportunities between us and such other entities. Although Oxford Lane Management’s investment team will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd., managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Oxford Lane Management’s investment team identifies an investment, it will be required to choose which investment fund should make the investment, although BDC Partners maintains an allocation policy to ensure the equitable distribution of such investment opportunities, consistent with the requirements of the 1940 Act.

In certain instances, we may co-invest on a concurrent basis with affiliates of our investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If we elect to seek such relief, there can be no assurance when, or if, such relief may be obtained.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements may create conflicts of interest that our Board of Directors must monitor. Oxford Lane Management will not be reimbursed for any performance-related compensation of its employees.

Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to Oxford Lane Management may create an incentive for Oxford Lane Management to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to our investment adviser is based on our pre-incentive net investment income, as calculated in accordance with our Investment Advisory Agreement. In addition, our base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage our investment adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities.

We may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Oxford Lane Management with respect to the assets invested in the securities and other instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Oxford Lane Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

In the course of our investing activities, we will pay management and incentive fees to Oxford Lane Management and reimburse Oxford Lane Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

A general increase in interest rates may have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Oxford Lane Management, any general increase in interest rates will likely have the effect of making it easier for Oxford Lane Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by Messrs. Cohen and Rosenthal while managing other portfolios.

Although Messrs. Cohen and Rosenthal have experience managing other investment portfolios, including those of TICC Capital Corp., a publicly traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC and TICC CLO 2012-1 LLC, CLO structured finance vehicles that invest in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans, their track record and prior achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by other vehicles managed by Messrs. Cohen and Rosenthal, including TICC Capital Corp., and T2 Income Fund CLO I Ltd.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Although we have no current intention to do so, we may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue additional preferred stock, the preferred stock would continue to rank “senior” to common stock in our capital structure, preferred stockholders would continue to have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of additional shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share, other than in connection with a rights offering to our existing stockholders. We may, however, sell our common stock at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Oxford Lane Capital and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money and/or issue preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We presently have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum issued in November 2012, an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013 and an aggregate of $28.0 million of preferred stock with a preferred rate of 8.125% per annum issued in June 2014. Although we have no current intention to do so, we may borrow from and issue senior securities, including additional shares of preferred stock, to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Oxford Lane Management, will be payable based on our gross assets, including those assets acquired through the use of leverage, Oxford Lane Management will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Oxford Lane Management.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we will generally be required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. If this ratio declines, we may not be able to incur additional debt or issue additional shares of preferred stock and could be required by law to sell a portion of our investments to repay some debt or redeem some preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a registered closed-end management investment company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We have issued preferred stock and may issue additional shares of preferred stock in the future. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. See “Regulation as a Registered Closed-End Management Investment Company — Fundamental Investment Policies.”

We will be subject to corporate-level income tax if we are unable to maintain our RIC status under Subchapter M of the Code.

Although we have elected to be treated as a RIC under Subchapter M of the Code beginning with our 2011 tax year and succeeding tax years, no assurance can be given that we will be able to continue to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in CLO vehicles for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation as a Registered Closed-End Management Investment Company.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provision of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the CLO vehicles in which we intend to invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a registered closed-end management company, we seek to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Our ability to grow our business could be impaired by an inability to access the capital markets or to enter into new credit facilities. At various times over the past three years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market disruption and tightening of credit has led to increased market volatility and widespread reduction of business activity generally. If we are unable to raise additional equity capital or consummate new credit facilities on terms that are acceptable to us, we may not be able to initiate significant originations.

These situations may arise due to circumstances that we may be unable to control, such as access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially harm our business. Even if such conditions have improved broadly and significantly over the short-term, adverse conditions in particular sectors of the financial markets could adversely impact our business over the long-term.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to continue to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our equity investment distributions from CLO vehicles will likely be materially reduced if three month LIBOR increases.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of March 31, 2014. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $14.0 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could effect the return on CLO equity investments, both positively and negatively (and which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, it is highly probable that actual results would differ materially from the results under this hypothetical analysis.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Our investments in CLO vehicles may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

We have initially invested principally in equity and junior debt tranches issued by CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLO vehicles than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLO vehicles in which we will invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLO vehicles.

The accounting and tax implications of such investments are complicated. In particular, reported earnings from the equity tranche investments of these CLO vehicles are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within the Company’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying Senior Loans.

Our portfolio may hold investments in a limited number of CLO vehicles. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO vehicle, and our investments may be concentrated in relatively few CLO vehicles. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLO vehicles in which we are invested experiences a high level of defaults on its underlying Senior Loans. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

The Senior Loan portfolios of the CLO vehicles in which we invest may be concentrated in a limited number of industries or borrowers, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of a CLO vehicle’s investments are concentrated.

The CLO vehicles in which we invest may have Senior Loan portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn us, to a risk of significant loss and could significantly impact the aggregate returns we realize. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of our investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

The CLO vehicles in which we invest will incur, or will have already incurred, debt that ranks senior to our investment.

We intend to invest primarily in equity and junior debt tranches issued by CLO vehicles. As a result, the CLO vehicles in which we invest will issue and sell or have already issued and sold debt tranches that will rank senior to the tranches in which we invest. By their terms, such tranches may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the tranches in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO vehicle, holders of senior debt instruments would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such CLO vehicle may not have any remaining assets to use for repaying its obligation to us. In the case of tranches ranking equally with the tranches in which we invest, we would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO vehicle. Therefore, we may not receive back the full amount of our investment in a CLO vehicle.

Failure by a CLO vehicle in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, senior debt holders may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect.

Our portfolio will consist primarily of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles are typically very highly levered (10-14 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles we have initially targeted generally enable the investor to acquire interests in a pool of Senior Loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The interests we intend to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Loans underlying the CLO vehicles we target.

Investing in CLO vehicles, Senior Loans and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance.

Investment Risk.  An investment in our securities is subject to investment risk, including the possible loss of your entire investment. An investment in our securities represents an indirect investment in the portfolio of equity and junior tranches issued by CLO vehicles and other securities owned by us, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in our securities may be worth less than the original amount invested, even after taking into account distributions paid by us and the ability of shareholders to reinvest dividends. Because of their security features, we believe that certain Senior Loans that are experiencing, or are more likely to experience financial difficulty may represent attractive investment opportunities. We may invest in certain Senior Loans of borrowers that have filed for bankruptcy protection. Because of the security provided in certain Senior Loans, we believe that we may be able to recover more of our investment in certain defaulted Senior Loans than would be the case for some other types of defaulted debt securities. Nevertheless, there is no assurance that the sale of collateral (which was pledged against the Senior Loan) would raise enough cash to satisfy the borrower’s obligation or that the collateral can or will be liquidated.

Market Risk.  Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as index price risk. We may use derivative instruments to hedge the investment portfolio against currency risks. Our investments in CLO vehicles typically have no significant assets other than the collateral. Accordingly, payments on the equity and junior debt instruments we intend to initially target are payable solely from the cash flows from the collateral, net of all management fees and other expenses. Quarterly distributions or interest payments to us as a holder of equity or junior debt instruments, respectively, will only be made after payments due on any outstanding senior debt tranches have been made in full for such quarter.

Rating Risk.  Rating agencies, including Moody’s and Standard and Poor’s, have and may continue to downgrade the tranches of CLO vehicles that we are targeting and, therefore, these investments may be seen as riskier than they were previously thought to be. We cannot assure you that the CLO vehicles in which we invest, or the tranches of those CLO vehicles that we hold, will not experience downgrades. To the extent our portfolio experiences such downgrades, the value of our investments, and our ability to liquidate such investments, would likely be impaired. A significant impairment of any of our investments may have a material adverse effect on our financial results and operations.

Interest Rate Risk.  Our investments have initially been focused on investments in equity and junior debt tranches issued by CLO vehicles. Our investments have some exposure to interest rate risk and our investments in equity tranches of CLO vehicles have dollar-for-dollar interest rate risk on the equity portion. We expect to have less significant interest rate-related fluctuations in our net asset value per share than investment companies investing primarily in fixed income securities. When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Currently, LIBOR rates are at historic lows. Although the income available to us will vary, we expect that our acquisition of interests in CLO vehicles may minimize fluctuations in our net asset value resulting from changes in market interest rates.

However, because floating or variable rates only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in our net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in our net asset value. In addition, any debt instruments that allow the borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates may have an impact on our net asset value. A material decline in our net asset value may impair our ability to maintain required levels of asset coverage, to the extent we elect to use debt to finance investments.

Credit Risk.  Credit risk is the risk that one or more investments in a portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial condition. While a senior position in the capital structure of a corporate borrower may provide some protection to the CLO vehicles in which we invest, losses or other reductions in collateral may still occur in the portfolios of such CLO vehicles because the market value of such loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. As we invest in equity and junior debt tranches of CLO vehicles, we are exposed to a greater amount of credit risk than a fund which invests in senior debt or investment grade securities. The prices of primarily non-investment grade securities are more sensitive to negative developments, such as a decline in a CLO vehicle’s collateral or cash flows or a general economic downturn, than are the prices of more senior debt securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. We will typically be in a first loss or subordinated position with respect to realized losses on the collateral of each investment we make in a CLO vehicle. The leveraged nature of the CLO vehicle, in particular, magnifies the adverse impact of collateral defaults. In addition, we may purchase participations in leveraged corporate loans. Such participations have rights that are more limited than the rights provided under assignments. In a participation the contractual relationship is typically with the lender selling the participation, but not with the borrower. As a result, a participant assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, a participant may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the Senior Loan.

Liquidity Risk.  Liquidity risk is defined as the risk that we may not be able to settle or meet our obligations on time or at a reasonable price. We may invest up to 100% of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by us in determining our net asset value. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of CLO equity and junior debt instruments has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our position in a CLO vehicle if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale. Further, Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that we may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLO vehicles. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLO vehicles in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Our investments in CLO vehicles may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

We anticipate that the CLO vehicles in which we invest may constitute “passive foreign investment companies” (“PFICs”). Because we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

If a CLO vehicle in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Relating to an Investment in our Securities

Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share.

Common shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•	failure to continue to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of any members of Oxford Lane Management’s senior investment team;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to this prospectus within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of any offering conducted pursuant to this prospectus will be invested in accordance with our investment objective within approximately one to three months after the consummation of such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of any such offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of any such offering within our contemplated timeframe after the completion of such offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of any offering conducted pursuant to this prospectus and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of any offering conducted pursuant to this prospectus and may use the net proceeds from any such offering in ways with which you may not agree, or for purposes other than those contemplated at the time of such offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of any such offering, pending full investment, are used to pay operating expenses.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue additional preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of additional preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of additional preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.

Although we have no current intention to do so, we may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, would not be available for distributions to our common stockholders.

Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.

Rights of holders of our common stock are subordinated to the rights of holders of our indebtedness and to the rights of holders of our preferred stock. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness or our preferred stock. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our equity securities.

Holders of our preferred stock have the right to elect members of our Board of Directors and class voting rights on certain matters.

Except as otherwise provided in our Articles of Amendment and Restatement, as amended by the Articles Supplementary, or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock and common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Preferred stock holders will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of preferred stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Oxford Lane Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our independent Directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

You may not receive dividends or our dividends may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Oxford Lane Capital Corp., our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair the ability of a CLO vehicle’s portfolio companies to continue to operate, which could lead to the loss of some or all of our investment in such CLO vehicle;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for acquiring investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any offering conducted pursuant to this prospectus. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within approximately three months from the consummation of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Closed-End Investment Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering conducted pursuant to this prospectus will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter since our initial public offering, the net asset value (“NAV”) per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range
	NAV(1)	High	Low	Premium/Discount of High Sales Price to NAV(2)	Premium/Discount of Low Sales Price to NAV(2)	Distributions Per Share(3)
Fiscal 2015
First Quarter (through June 4, 2014)	*	$17.78	$16.51	*	*	$0.60
Fiscal 2014
Fourth Quarter	$16.26	$19.18	$15.90	18%	(2%)	$0.70
Third Quarter	$16.69	$17.70	$14.76	6%	(12%)	$0.55
Second Quarter	$16.13	$16.75	$14.95	4%	(7%)	$0.55
First Quarter	$15.71	$18.56	$15.15	18%	(4%)	$0.55
Fiscal 2013
Fourth Quarter	$16.20	$16.30	$14.99	1%	(7%)	$0.55
Third Quarter	$17.41	$16.80	$14.70	(4%)	(16%)	$0.55
Second Quarter	$17.13	$16.79	$14.00	(2%)	(18%)	$0.55
First Quarter	$14.60	$15.00	$13.49	3%	(8%)	$0.55

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low intraday sales price divided by NAV.
(3)	Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.
*	Not determinable at the time of filing.

On June 4, 2014, the last reported sales price of our common stock was $17.68 per share. As of June 4, 2014, we had 89 shareholders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. The following table reflects the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2015
May 19, 2014	June 16, 2014	June 30, 2014	$0.60
Fiscal 2014
November 26, 2013	March 17, 2014	March 31, 2014	0.60
November 26, 2013	March 17, 2014	March 31, 2014	0.10	(2)
November 6, 2013	December 17, 2013	December 31, 2013	0.55
July 24, 2013	September 16, 2013	September 30, 2013	0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			2.35
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$7.45

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share and $0.40 per share of the distributions paid on June 29, 2012 and June 28, 2013, respectively, which were funded from long term capital gains. The tax characterization of cash distributions for the year ended March 31, 2014 will not be known until the tax return for that year is finalized.
(2)	Represents a special dividend for the fiscal year ended March 31, 2014.

For fiscal year 2014, we paid $1,344,083 and $2,638,151 in preferred dividends on the Series 2017 Term Preferred Shares and Series 2023 Term Preferred Shares, respectively. For fiscal 2013, we paid $459,228 in preferred dividends on the Series 2017 Term Preferred Shares.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. Therefore, for the fiscal periods ended March 31, 2013, 2012 and 2011, distributions were spilled-back for tax purposes in an amount equal to taxable earnings exceeded our distributions and there was no tax return of capital for these years. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital.

The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We have elected to be treated, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code beginning with our 2011 taxable year. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year since our formation. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2014 and 2013 is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
Series 2017 Term Preferred Shares
2014	$15,811,250	3.99	$25	1.05
2013	$15,811,250	8.79	$25	1.03
2012	—	—	—	—
2011	—	—	—	—
Series 2023 Term Preferred Shares
2014	$65,744,250	3.99	$25	0.94
2013	—	—	—	—
2012	—	—	—	—
2011	—	—	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities. Asset coverage per unit is expressed in terms of dollar amounts per share.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	The Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit.

BUSINESS

Overview

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by Senior Loans, and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $5 million to $50 million, although the investment size may vary consistent with the size of our overall portfolio.

Distributions

The following table reflects the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2015
May 19, 2014	June 16, 2014	June 30, 2014	$0.60
Fiscal 2014
November 26, 2013	March 17, 2014	March 31, 2014	0.60
November 26, 2013	March 17, 2014	March 31, 2014	0.10	(2)
November 6, 2013	December 17, 2013	December 31, 2013	0.55
July 24, 2013	September 16, 2013	September 30, 2013	0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			2.35
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$7.45

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share and $0.40 per share of the distribution paid on June 29, 2012 and June 28, 2013,

respectively, which was funded from long term capital gains. The tax characterization of cash distributions for the year ended March 31, 2014 will not be known until the tax return for that year is finalized.
(2)	Represents a special dividend for the fiscal year ended March 31, 2014.

For fiscal year 2014, we paid $1,344,083 and $2,638,151 in preferred dividends on the Series 2017 Term Preferred Shares and the Series 2023 Term Preferred Shares, respectively. For fiscal 2013, we paid $459,228 in preferred dividends on the Series 2017 Term Preferred Shares.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. For the fiscal periods ended March 31, 2013, 2012 and 2011 taxable earnings exceeded our distributions and there was no tax return of capital for these years. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Oxford Lane Management

Our investment activities are managed by Oxford Lane Management, which is an investment adviser that has registered under the Advisers Act. Under our Investment Advisory Agreement with Oxford Lane Management, we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets, as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We expect to benefit from the proven ability of our investment adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor a diversified portfolio although we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. Our investment adviser’s senior investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director, for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team.

Messrs. Cohen, Rosenthal, Monasebian and Srinivasan together with the other members of Oxford Lane Management’s investment team, have developed an infrastructure that we believe provides Oxford Lane Capital with a competitive advantage in locating and acquiring attractive Senior Loans and CLO investments. In particular, in addition to our portfolio, the members of Oxford Lane Management’s investment team currently manage the portfolios of:

•	TICC Capital Corp., a NASDAQ Global Select Market-listed business development company, which completed its initial public offering in 2003, with approximately $1.1 billion in gross assets as of March 31, 2014, which is managed by TICC Management, LLC;
•	TICC CLO LLC, a $225 million CLO structured finance vehicle completed in 2011 investing in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp;
•	TICC CLO 2012-1, LLC, a $320 million CLO structured finance vehicle completed in 2012 investing in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp.; and
•	T2 Income Fund CLO I Ltd., originally was a twelve year, $309 million CLO structured finance vehicle completed in 2007 investing in a diversified portfolio of Senior Loans.

Since 2004, in the course of managing those existing portfolios, the members of Oxford Lane Management’s investment team have historically evaluated and invested primarily in a combination of bilateral and syndicated Senior Loans and structured finance vehicles, with the objective of producing high risk-adjusted returns primarily in the form of current income. Since June 2009, the members of Oxford Lane Management’s investment team have sourced and analyzed in excess of 300 primary and secondary CLO investments, and have invested an aggregate of approximately $725 million in 140 such transactions with an aggregate par value of approximately $900 million. In total, as of March 31, 2014, Oxford Lane Management’s investment team has reviewed over 1,000 transactions, has made more than 500 investments representing over $3.0 billion in invested capital and currently has approximately $1.7 billion under management.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates. He also manages or co-manages twelve of Royce & Associates’ open- and closed-end registered funds. Mr. Royce currently serves on the Board of Directors of The Royce Funds and TICC Capital Corp. Mr. Royce is a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, our executive officers and directors, as well as the current and future members of our investment adviser, Oxford Lane Management, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Each of TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd., as well as any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Oxford Lane Management may face conflicts in allocating investment opportunities between us and such other entities. Although Oxford Lane Management endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd., managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Oxford Lane Management’s investment team identifies an investment, it will be required to choose which investment fund should make the investment.

In certain instances, we may co-invest on a concurrent basis with affiliates of our investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If we elect to seek such relief, there can be no assurance when, or if, such relief may be obtained.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

Investment Focus

Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by investing principally in the equity and junior debt tranches of CLO vehicles, which are collateralized primarily by a diverse portfolio of leveraged corporate loans, and which generally have very little or no exposure to real estate or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may invest in securities issued by foreign entities, including foreign CLO vehicles.

The CLO investments we currently hold in our portfolio generally represent either a residual economic interest, in the case of an equity tranche, or a debt investment collateralized by a portfolio of Senior Loans. The value of our CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself, both of which are described below.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which we may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

We believe that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $742 billion as of May 27, 2014, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.
•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.
•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

In the current environment, we believe the above attributes seem particularly desirable.

Investment Opportunity

Despite strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with the opportunity to generate attractive risk-adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and the associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although yields on Senior Loans have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that the recently developed market to invest in warehouse financings, which are short-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.

—	We believe that investing in CLO securities and CLO equity instruments and warehouse financings in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants, since that analysis tends to be highly specialized.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total assets under management of approximately $287 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $50 billion.

In addition to reviewing the junior debt and equity tranches of pre-2008 vintage CLOs, we have analyzed post-2010 CLOs (in both the primary and secondary markets) given the recent increase in new CLO issuance. From January 1, 2014 to April 29, 2014, CLO issuance stood at approximately $35 billion across 71(2) deals (compared to approximately $82 billion across 171 deals for 2013).(3)

While the post-2010 CLOs generally have a higher cost of capital (which may result in lower returns for the equity investors in those CLOs) compared to pre-2008 CLOs, they may offer certain attractive structural features (including, in certain cases, better credit enhancement and lower leverage) and stronger collateral packages. We believe there are currently a significant number of these investment opportunities to consider and we have and continue to make investments in post-2010 CLOs.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities.

Investment Selection

Our investment adviser’s investment team is responsible for all aspects of our investment process. Oxford Lane Management’s senior investment team currently consists of Messrs. Cohen, Rosenthal and Monasebian, who serve as members of the investment committee of Oxford Lane and Mr. Srinivasan. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Messrs. Cohen or Rosenthal must approve all investments in order for them to close. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Sourcing

Deal sourcing is generally conducted through brokers and bankers, and may also be sourced through industry contacts, CLO vehicle sponsors and investors. We believe that we currently have an active pipeline of deal flow, particularly through multiple CLO trading desks.

Screening

In screening potential investments in CLO vehicles, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employ in their work managing other investment portfolios, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd.

1. As of April 29, 2014. Source: RBS Securities, Inc., Intex Solutions, Inc.

2. As of April 28, 2014. Source: JP Morgan Chase & Co.

3. As of January 24, 2014. Source: RBS.

Due Diligence

Our investment adviser’s investment team conducts due diligence on prospective investments, consistent with the approach its members have developed over the course of managing other investment vehicles, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd. In conducting due diligence, our investment adviser uses publicly available information as well as information otherwise available to it, including through its relationships with CLO collateral managers and bankers.

Our investment adviser’s due diligence typically includes:

•	review of current financial information and projections regarding prospective investments;
•	research relating to the CLO’s underlying investments; and
•	review of the prospective investment’s capital structure and the terms and conditions of the investment.

Upon the completion of due diligence, the investment professionals present the opportunity to our investment adviser’s investment committee, which then determines whether to proceed with the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by outside third-party advisers, as appropriate. Any fees and expenses incurred by Oxford Lane Management in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by Oxford Lane Capital, which reimbursements will be in addition to any management or incentive fees payable under our Investment Advisory Agreement to Oxford Lane Management. While the investment strategy involves a team approach, Oxford Lane Capital may not enter into a transaction without the prior approval of either Messrs. Cohen or Rosenthal.

Ongoing Relationships

Monitoring

Our investment adviser monitors our investments on an ongoing basis. Our investment adviser has several methods of monitoring the performance and value of our investments, which include the following:

•	review of pricing data and indicative bids for recent transactions in our investments;
•	comparisons to other Senior Loans and CLO vehicles; and
•	review of available financial reports for our investments.

Valuation Procedures

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a quarterly basis.

Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management compiles the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, are presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee considers the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee evaluates the impact of such additional information, and factors it into its consideration of fair value.

Competition

We compete for investments with other investment funds (including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLO vehicles. As a result of these new entrants, competition for investment opportunities in CLO vehicles may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities primarily on the basis of the experience and contacts of our investment adviser, and our responsive and efficient investment analysis and decision-making processes.

Staffing

We do not currently have any employees. Our day-to-day investment operations are managed by Oxford Lane Management. Oxford Lane Management’s investment team currently consists of the members of its investment committee, Messrs. Cohen, Rosenthal and Monasebian, and Mr. Srinivasan, who serves as Managing Director for Oxford Lane Management, and five additional experienced investment professionals. Oxford Lane Management may retain additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we will reimburse BDC Partners for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, treasurer and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, and are provided by BDC Partners in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted, we do not expect that these proceedings will have a material effect upon our financial statements.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	49	Chief Executive Officer and Director	2010	2016
Saul B. Rosenthal	45	President and Director	2010	2015
Independent Directors
Mark J. Ashenfelter	54	Chairman of the Board of Directors	2010	2016
John Reardon	47	Director	2010	2014
David S. Shin	46	Director	2010	2015

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Patrick F. Conroy	57	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the collateral manager for T2 Income Fund CLO I Ltd. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College.

Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Algorithmic Implementations, Inc. (d/b/a Ai Squared), the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 to 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science from Boston University, summa cum laude, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S. from The Wharton School at the University of Pennsylvania and a J.D. from Columbia University Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Patrick F. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC which serves as collateral manager of T2 Income Fund CLO I Ltd. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors will annually determine each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We will monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of Oxford Lane Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen and Saul B. Rosenthal, as a result of their respective positions as Chief Executive Officer and President of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Oxford Lane Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Oxford Lane Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Oxford Lane Capital and its stockholders at such times.

Presently, Mr. Ashenfelter serves as the Chairman of our Board of Directors. Mr. Ashenfelter is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Ashenfelter’s independence from our investment adviser eliminates any perceived conflicts of interest and ensures that our management team acts in the best interests of our stockholders.

Our corporate governance policies include regular meetings of the independent directors in executive session with independent legal counsel and without the presence of interested directors and management, the establishment of Audit and Valuation Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. Moreover, the independent directors of our Board of Directors are responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Oxford Lane Capital and its service providers. The Chief Compliance Officer’s annual report will address at a minimum (i) the operation of the compliance policies and procedures of Oxford Lane Capital and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as an investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any CLO vehicle in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.oxfordlanecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Shin, Ashenfelter and Reardon, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Shin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Shin meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. Mr. Shin currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during the fiscal year ended March 31, 2014.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of investments. Our portfolio investments will generally not be publicly traded securities. As a result, there will not be a readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management will compile relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

The Valuation Committee is presently composed of Messrs. Ashenfelter, Shin and Reardon. Mr. Ashenfelter currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during the fiscal year ended March 31, 2014.

Nominating and Corporate Governance Procedures

We do not have a Nominating and Corporate Governance Committee. A majority of the independent directors of the Board of Directors, in accordance with the NASDAQ Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if one is received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, our independence directors consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of Oxford Lane Capital with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	high character and integrity;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	appreciation of the relationship of our business to the changing needs of society;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations, and listing standards.

The Board of Directors’ goal is to assemble a Board of Directors that brings to Oxford Lane Capital a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although our independent directors may also consider such other factors as they may deem are in the best interests of Oxford Lane Capital and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Board of Directors has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board of Directors considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Board of Directors generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Board of Directors believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board of Directors’ goal of creating a Board of Directors that best serves the needs of Oxford Lane Capital and the interests of its shareholders.

Communication with the Board of Directors

Stockholders with questions about Oxford Lane Capital are encouraged to contact Oxford Lane Capital Corp.’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Lane Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our code of ethics can be accessed via its website at http://www.oxfordlanecapital.com.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2014.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$53,000	—	$53,000
John Reardon	$53,000	—	$53,000
David S. Shin	$58,000	—	$58,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to Oxford Lane Capital.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of Oxford Lane Management, and its investment committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President, and Darryl M. Monasebian, the Executive Vice President of Oxford Lane Management. Our investment adviser’s investment committee must approve each new investment that we make. The members of our investment adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by Oxford Lane Capital to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and is the collateral manager of TICC CLO LLC and TICC CLO 2012-1 LLC, and TICC Capital Corp.’s investment adviser, TICC Management. In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. BDC Partners is the managing member, and Charles M. Royce is a non-managing member, of TICC Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd. on the other hand.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(1)
TICC Capital Corp.(2)	Business development company	Principally debt investments in U.S.-based companies	$1,094 million
T2 Income Fund CLO I Ltd.	Cayman-based structured finance vehicle	Principally debt investments across a variety of industries	$276 million

(1)	Gross assets are calculated as of March 31, 2014 and are rounded to the nearest million.
(2)	Includes the gross assets held by TICC CLO LLC and TICC CLO 2012-1 LLC.

Investment Personnel

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team. We consider Messrs. Cohen and Rosenthal to be our portfolio managers.

The table below shows the dollar range of shares of our common stock owned by each of our portfolio managers as of June 4, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital(1)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price of our common stock of $17.68 on June 4, 2014 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team who are not executive officers of Oxford Lane Capital:

Darryl M. Monasebian.  Mr. Monasebian is the Executive Vice President and head of portfolio management of Oxford Lane Management and also holds the same positions at TICC Management, LLC, the investment adviser to TICC Capital Corp. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Prior to joining TICC Management, LLC, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

Hari Srinivasan.  Mr. Srinivasan is a Managing Director and portfolio manager of Oxford Lane Management, and also holds those same positions at TICC Management, LLC, the investment adviser to TICC Capital Corp., and at T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent’s vendor finance portfolio, and credit analysis of Lucent’s telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a B.S. in Computer Science from Poona University, India and a Masters of Business Administration from New York University’s Stern School of Business.

Debdeep Maji.  Mr. Maji is a Principal of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp., and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon.  Mr. Yonon is a Senior Vice President of Oxford Lane Management, and also holds the same position at TICC Management, LLC, the investment adviser to TICC Capital Corp., and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.  Mr. Kupka is a Senior Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania.

Erica Davis.  Ms. Davis is an Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, she worked as a fixed income analyst at Goldman Sachs and an investment banking analyst at Barclays Capital. Ms. Davis received a Bachelor of Science degree in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania, where she graduated cum laude.

Caleb Li.  Mr. Li is an Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, he worked as an investment banking analyst at RBC Capital Markets. He graduated with a dual degree from the University of Pennsylvania where he received a B.S. in Economics (cum laude) with a concentration in Finance from the Wharton School and a B.A. in Mathematics (cum laude) from the College of Arts and Sciences.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio. The compensation paid by Oxford Lane Management to its other investment personnel includes: (i) annual base salary and (ii) portfolio-based performance award.

INVESTMENT ADVISORY AGREEMENT

Management Services

Oxford Lane Management serves as our investment adviser. Oxford Lane Management is an investment adviser that is registered as an investment adviser under the Advisers Act prior to pricing of this offering. Subject to the overall supervision of our Board of Directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Oxford Lane Capital. Under the terms of our Investment Advisory Agreement, Oxford Lane Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Oxford Lane Management’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Oxford Lane Management a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. Pre-incentive fee net investment income does not include any realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our pre-incentive net investment income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We pay Oxford Lane Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Oxford Lane Management).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Oxford Lane Management

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

No incentive fee is payable to our investment adviser on realized capital gains. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income in excess of the hurdle but less than 2.1875% (i.e. the “catch-up”(4))

= 100% × (2.0% – 1.75%)

= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.3%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the investment adviser with an incentive fee of 20% on all of Oxford Lane Capital’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Oxford Lane Management. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities;
•	the costs associated with protecting our interests in our investments, including legal fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing and investor relations efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, our Chief Financial Officer and any administrative support staff.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Oxford Lane Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Oxford Lane Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Oxford Lane Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of Oxford Lane Capital.

Organization of the Investment Adviser

Oxford Lane Management is a Connecticut limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides Oxford Lane Management with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of Oxford Lane Management and of BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates. He also manages or co-manages twelve of Royce & Associates’ open-and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds. Mr. Royce has served as Chairman of the Board of Directors of TICC Capital Corp. since 2003. Mr. Royce is a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to completion of any such board action pertaining thereto.

ADMINISTRATION AGREEMENT

BDC Partners, a Delaware limited liability company, serves as our administrator. The principal executive offices of BDC Partners are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. Pursuant to an Administration Agreement, BDC Partners furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, BDC Partners assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of BDC Partners’ overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, our Treasurer and Controller, and other support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Oxford Lane Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the Administration Agreement or otherwise as administrator for Oxford Lane Capital.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Oxford Lane Management. Oxford Lane Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, Oxford Lane Management is owned in part by Charles M. Royce as a non-managing member. BDC Partners, as the managing member of Oxford Lane Management, manages the business and internal affairs of Oxford Lane Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners.

Charles M. Royce is President of Royce & Associates. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and is the collateral manager of TICC CLO LLC, and TICC CLO 2012-1 LLC, and TICC Capital Corp.’s investment adviser, TICC Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. BDC Partners is the managing member of TICC Management, LLC and T2 Advisers, LLC, respectively. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd. on the other hand. In addition, Patrick F. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, currently serves in similar capacities for TICC Capital Corp. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC, TICC Management and BDC Partners.

BDC Partners has adopted a written policy with respect to the allocation of investment opportunities among us, TICC Capital Corp. and T2 Income Fund CLO I Ltd. in view of the potential conflicts of interest raised by the relationships described above.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Oxford Lane Capital. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 5, 2014, certain information regarding the beneficial ownership of our common stock and preferred stock by each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock or preferred stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock or preferred stock is based upon Schedule 13G or 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class of Common Stock(2)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percentage of Class of Preferred Stock(2)
Interested Directors
Jonathan H. Cohen	210,000	1.4%	44,444	1.0%
Saul B. Rosenthal	110,000	*	22,222		*
Independent Directors
Mark J. Ashenfelter	12,500	*	—	—
John Reardon	—	—	—	—
David S. Shin	—	—	—	—
Executive Officers
Patrick F. Conroy	35,000	*	10,000		*
Executive Officers and Directors as a Group	367,500	2.4%	76,666	1.7%
Selz Capital LLC(3)	965,876	6.3%	—	—

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock and preferred stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock and preferred stock listed in this table.
(2)	Based on a total of 15,240,729 shares of our common stock and a total of 4,382,220 shares of our preferred stock issued and outstanding on June 5, 2014.
(3)	Based upon information contained in the Schedule 13G filed January 13, 2014 by Selz Capital LLC. The address of Selz Capital LLC is 1370 Avenue of the Americas (24th Floor), New York, NY 10019.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of June 4, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Saul B. Rosenthal	Over $100,000
Independent Directors
Mark J. Ashenfelter	Over $100,000
John Reardon	None
David S. Shin	None

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $17.68 on June 4, 2014 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;
•	except in each case in accordance with our policies with respect thereto set forth in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;
•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or
•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding Preferred Stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding Preferred Stock, of at least 200% immediately after each issuance of such Preferred Stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a closed-end investment company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Temporary Investments

Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Oxford Lane Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Patrick F. Conroy currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. With respect to securities we acquired directly in privately negotiated transactions, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Oxford Lane Management. The Proxy Voting Policies and Procedures of Oxford Lane Management are set forth below. The guidelines will be reviewed periodically by Oxford Lane Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Oxford Lane Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payable) by the total number of shares of our common stock outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a quarterly basis.

Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our Valuation Committee's recommendation of fair value. Oxford Lane Management compiles relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $2.50 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at (781) 575-2973.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to continue to qualify, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Registered Closed-End Management Investment Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Our investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

We anticipate that the CLO vehicles in which we invest may constitute “passive foreign investment companies” (“PFICs”). Because we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

FATCA imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of a instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2013, U.S. source withholding taxes was not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applied to dividends with respect to taxable years of RICs beginning before January 1, 2014. No assurance can be given as to whether this extension of the exemption will be extended for taxable years after 2013. In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

FATCA generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Oxford Lane Capital consists of 100,000,000 shares of stock, par value $0.01 per share, 95,000,000 of which are currently designated as common stock and 5,000,000 of which are currrently designated as preferred stock. Our common stock, Series 2017 Term Preferred Shares and Series 2023 Term Preferred Shares are traded on the NASDAQ Global Select Market under the ticker symbols “OXLC,” “OXLCP,” and “OXLCO,” respectively. We have applied to list our Series 2024 Term Preferred Shares on the NASDAQ Global Select Market and we expect trading to commence thereon within 30 days after June 5, 2014 under the symbol “OXLCN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 5, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	95,000,000	—	15,240,729
Preferred Stock	5,000,000	—	4,382,220

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue any additional preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the classes expire in 2014, 2015, and 2016, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We currently have the Series 2017 Term Preferred Shares, the Series 2023 Term Preferred Shares and the Series 2024 Term Preferred Shares outstanding. If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue additional preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to one-third of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “ — Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance, after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure-Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “ — Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “ — Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “ — Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “ — Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “ — Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “ — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “ — Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we acheived covenant defeasance and your debt securities were subordinated as described under “ — Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet point below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet point below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “ — Indenture Provisions — Subordination,” such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet point of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering or series, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of securities, including: the purchase price of securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10% of the gross proceeds of the sale of the securities offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, Massachusetts 02110. Computershare Trust Company, N.A. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Oxford Lane Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Oxford Lane Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Oxford Lane Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering of the securities will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

EXPERTS

The financial statements as of March 31, 2014 and for the year ended March 31, 2014 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information is also available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com.

F-1

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014
ASSETS
Investments, at fair value (identified cost: $214,332,116)	$236,684,317
Cash and cash equivalents	103,312,518
Dividend receivable	4,219,738
Receivable for securities sold	4,332,368
Deferred issuance costs on mandatorily redeemable preferred stock	3,489,905
Interest receivable, including accrued interest purchased	289,634
Prepaid expenses and other assets	33,752
Total assets	352,362,232
LIABILITIES
Payable for securities purchased	24,629,250
Mandatorily redeemable preferred stock, net of discount	77,295,190
Investment advisory fee payable to affiliate	1,195,469
Incentive fees payable to affiliate	704,675
Directors' fees payable	27,500
Administrator expense payable	11,800
Accrued offering and deferred issuance costs	200,000
Accrued expenses	469,147
Total liabilities	104,533,031
NET ASSETS applicable to 15,240,729 shares of $0.01 par value common stock outstanding	$247,829,201
COMMITMENTS AND CONTINGENCIES (Note 8)
NET ASSETS consist of:
Paid in capital	236,710,605
Accumulated net realized gain on investments	1,771,528
Net unrealized appreciation on investments	22,352,201
Distribution in excess of net investment income	(13,005,133)
Total net assets	$247,829,201
Net asset value per common share	$16.26
Market price per share	$16.70
Market price premium to net asset value per share	2.71%

See Accompanying Notes

F-2

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2014

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (4.99%, due June 15, 2022)	$5,090,786	$3,794,768	$4,784,830
AMMC CLO XII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.29%, due May 10, 2025)	2,500,000	2,171,629	2,167,250
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.64%, due April 18, 2025)	6,000,000	5,145,731	5,425,200
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes – Class E(3)(4)(5) (3.94%, due April 23, 2021)	3,594,000	2,911,400	3,110,248
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO secured notes – Class F(3)(4)(5) (6.74%, due January 23, 2024)	4,500,000	3,881,783	4,390,650
Telos CLO 2013-3, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.74%, due January 17, 2024)	3,000,000	2,700,000	2,655,300
Total Collateralized Loan Obligation – Debt Investments				20,605,311	22,533,478	9.09%
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 28.67%, maturity June 15, 2022)	12,212,500	6,455,423	7,205,375
ACAS CLO 2013-1A, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 20.63%, maturity April 20, 2025)	4,000,000	3,118,131	4,080,000
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.92%, maturity May 10, 2025)	7,178,571	5,394,748	6,173,571
APID 2013-14A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.10%, maturity April 15, 2025)	2,272,500	1,967,414	2,386,125
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.33%, maturity January 17, 2024)	15,500,000	12,124,649	12,710,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.68%, maturity April 15, 2025)	7,500,000	5,611,095	6,525,000
Ares XXIX CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 11.00%, maturity April 17, 2026)	12,750,000	11,240,304	11,156,250
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(6) (Estimated yield 57.09%, maturity June 19, 2021)	1,500,000	633,728	1,200,000
Carlyle Global Market Strategies CLO 2011-1X	structured finance	CLO subordinated notes(4)(6) (Estimated yield 31.40%, maturity August 10, 2021)	6,000,000	4,311,672	6,780,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 21.83%, maturity April 18, 2025)	9,250,000	7,408,420	9,527,500
Emerson Park CLO	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.59%, maturity July 15, 2025)	12,250,000	9,313,809	10,902,500
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 32.80%, maturity August 20, 2021)	1,500,000	542,709	821,250
GUGG2 2011-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.62%, maturity May 15, 2030)	4,000,000	4,184,775	4,640,000
Harbourview CLO 2006-1	structured finance	CLO subordinated notes(4)(6) (Estimated yield 58.26%, maturity December 27, 2019)	4,380,000	1,797,339	3,635,400
Ivy Hill Middle Market Credit 7	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.18%, maturity October 20, 2025)	7,000,000	6,539,296	6,720,000
Jersey Street CLO 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 30.13%, maturity October 20, 2018)	4,935,000	2,886,396	3,207,750

(Continued on next page)

See Accompanying Notes

F-3

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (Continued)
MARCH 31, 2014

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Lightpoint CLO 2007-8	structured finance	CLO subordinated notes(4)(6) (Estimated yield 21.56%, maturity July 25, 2018)	$18,750,000	$7,981,629	$8,156,250
Mountain Hawk CLO 2013-2	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.85%, maturity July 20, 2024)	10,000,000	11,292,228	11,915,000
Mountain Hawk III CLO, LLC	structured finance	CLO income notes(4)(6) (Estimated yield 12.30%, maturity April 18, 2025)	15,000,000	13,595,586	12,819,009
	structured finance	CLO M notes(4)(6) (maturity April 18, 2025)	2,389,676	—	653,991
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 10.60%, maturity January 23, 2024)	6,255,000	3,966,359	4,065,750
North End CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.96%, maturity July 17, 2025)	3,187,500	2,600,539	2,868,750
Ocean Trails 2013-4	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.35%, maturity August 13, 2025)	4,000,000	3,288,779	3,680,000
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 48.05%, maturity August 25, 2021)	2,025,000	1,081,365	1,802,250
Octagon XV CLO 2013-1A	structured finance	CLO income notes(4)(6) (Estimated yield 15.43%, maturity January 19, 2025)	2,000,000	1,848,277	2,120,000
Shackleton CLO 2012-2	structured finance	CLO income notes(4)(6) (Estimated yield 12.23%, maturity October 20, 2023)	10,000,000	9,135,066	9,705,000
Sheridan Square CLO Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 14.92%, maturity April 15, 2025)	1,279,070	1,069,753	1,215,117
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.91%, maturity January 17, 2024)	6,333,334	5,730,013	6,270,001
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.61%, maturity July 17, 2024)	8,700,000	6,594,072	7,830,000
Venture 2013-3A CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.66%, maturity June 10, 2025)	9,500,000	7,557,334	9,091,500
Venture 2014-16A CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.56%, maturity April 15, 2026)	15,000,000	14,455,897	14,287,500
Venture XVII CLO	structured finance	Class B preference shares(4)(6)(7) (Estimated yield 16.56%, maturity September 11, 2015)	20,000,000	20,000,000	20,000,000
Total Collateralized Loan Obligation – Equity Investments				193,726,805	214,150,839	86.41%
Total Investments				$214,332,116	$236,684,317	95.50%

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.

See Accompanying Notes

F-4

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (Continued)
MARCH 31, 2014

(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2014.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(7)	The Class B preference shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See Accompanying Notes

F-5

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2014
INVESTMENT INCOME
Interest income	$23,006,599
EXPENSES
Investment advisory fees	3,655,755
Incentive fees	2,168,202
Professional fees	886,022
Administrator expense	786,250
General and administrative	651,091
Directors' fees	164,000
Transfer agent and custodian fees	69,762
Insurance expense	36,500
Interest expense on mandatorily redeemable preferred stock	4,501,196
Total expenses	12,918,778
Net investment income	10,087,821
Net change in unrealized appreciation on investments	4,592,120
Net realized gain on investments	7,981,427
Net realized and unrealized gain on investments	12,573,547
Net increase in net assets resulting from operations	$22,661,368

See Accompanying Notes

F-6

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase in net assets from operations:
Net investment income	$10,087,821	$5,924,964
Net realized gain on investments	7,981,427	2,374,224
Net change in unrealized appreciation on investments	4,592,120	16,015,666
Net increase in net assets resulting from operations	22,661,368	24,314,854
Distributions from net investment income	(20,202,469)	(12,066,726)
Distributions from net realized gain on investments	(3,018,700)	(348,668)
Total distributions to shareholders	(23,221,169)	(12,415,394)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs)	122,242,178	67,695,160
Reinvestment of dividends	3,007,101	1,665,902
Net increase in net assets from capital share transactions	125,249,279	69,361,062
Total increase in net assets	124,689,478	81,260,522
Net assets at beginning of period	123,139,723	41,879,201
Net assets at end of period (including distributions in excess of net investment income of $13,005,133 and $8,388,762)	$247,829,201	$123,139,723
Capital share activity:
Shares sold	7,446,373	5,030,347
Shares issued from reinvestment of dividends	191,638	115,861
Increase in capital share activity	7,638,011	5,146,208

See Accompanying Notes

F-7

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,661,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(21,211,219)
Amortization of deferred issuance costs on preferred stock	359,847
Accretion of discount on mandatorily redeemable preferred stock	159,115
Purchases of investments	(140,019,222)
Sales of investments	30,054,519
Repayments of principal and reductions to investment cost value	49,064,641
Net change in unrealized appreciation on investments	(4,592,120)
Decrease in deferred offering costs	27,707
Net realized gain on investments	(7,981,427)
Increase in dividend receivable	(3,087,894)
Decrease in interest receivable	62,203
Increase in prepaid expenses and other assets	(1,805)
Increase in investment advisory fee payable	601,247
Increase in incentive fee payable	239,979
Decrease in administrator expense payable	(128)
Increase in accrued expenses	222,469
Net cash used in operating activities	(73,440,720)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under dividend reinvestment plan of $3,007,101)	(20,214,068)
Proceeds from the issuance of common stock	125,527,091
Underwriting fees and offering costs for the issuance of common stock	(3,148,705)
Proceeds from the issuance of mandatorily redeemable preferred stock, net of discount	61,324,825
Deferred issuance costs for the issuance of preferred stock	(2,908,421)
Net cash provided by financing activities	160,580,722
Net increase in cash and cash equivalents	87,140,002
Cash and cash equivalents, beginning of period	16,172,516
Cash and cash equivalents, end of period	$103,312,518
SIGNIFICANT NON-CASH TRANSACTIONS
Value of shares issued in connection with dividend reinvestment plan	$3,007,101
Securities sold not settled	$4,332,368
Securities purchased not settled	$24,629,250
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$3,982,234

See Accompanying Notes

F-8

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010 as a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return and seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management LLC, (“OXLC Management”), a registered investment adviser under the Investment Advisors Act of 1940, as amended. BDC Partners LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. At March 31, 2014, cash and cash equivalents consisted solely of demand deposits maintained at well-capitalized financial institutions.

INVESTMENT VALUATION

The most significant estimates made in the preparation of the Fund’s financial statements are the valuation of investments and the effective yield calculations, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity

F-9

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of March 31, 2014. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

OXLC has acquired a number of debt and equity positions in CLO investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. In addition, OXLC considers the range of yields for such investments across the market, the operating metrics of the specific investment vehicle, including, but not limited to, net asset value, projected cash flows, compliance with collateralization tests, and defaulted and CCC-rated securities, if any. Using the pricing service’s indicative price as a starting point, if the implied yield is outside the market range, the valuation may be adjusted to a point within the market range. However, the impact of other market information, such as broker prices, actual trades and firm bids and offers as well as operating metrics of such investment, may also affect the valuation. On occasion, an indicative price that results in an implied yield that is within the market range may also be adjusted, depending upon the reliability and volume of other market information. OXLC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. This information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At March 31, 2014, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or agent banks that make a market for each security.

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at March 31, 2014, were as follows:

F-10

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$22.5	$22.5
CLO equity	—	—	214.2	214.2
Total	$—	$—	$236.7	$236.7

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2014. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average
	($ in millions)
CLO debt	$22.5	market quotes	NBIB(1)	86.54% – 97.57%/91.28%
CLO equity	155.3	market quotes	NBIB(1)	43.5% – 119.15%/85.52%
	58.9	recent transactions	recent transactions	n/a
Total Fair Value for Level 3 Investments	$236.7

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

F-11

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

A rollforward of the fair value of investments for the year ended March 31, 2014, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2013	$42.5	$84.7	$127.2
Realized gains included in earnings(1)	5.4	2.5	7.9
Unrealized appreciation included in earnings	(3.4)	8.0	4.6
Amortization of discounts and premiums(1)	0.6	20.7	21.3
Purchases	4.9	154.3	159.2
Repayments, sales of principal and reductions to investment cost value	(27.5)	(56.0)	(83.5)
Transfers in and/or out of level 3	—	—	—
Balance at March 31, 2014	$22.5	$214.2	$236.7
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$0.8	$10.0	$10.8

(1)	Includes rounding adjustment to reconcile ending period balances.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2014.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the statement of assets and liabilities, and not fair value. For disclosure purposes, the fair value of the 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”) and 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) are approximately $16.5 and $63.0 million, respectively, at March 31, 2014. The fair value of the Series 2017 Shares and Series 2023 Shares is based upon a closing price per share of $26.02 and $23.97, respectively, at March 31, 2014. The Fund considers its preferred stock to be a level 3 liability within the fair value hierarchy.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class securities of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and effective yield is determined and updated periodically, as needed.

F-12

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For the year ended March 31, 2014, the Fund declared and paid dividends on common stock of $2.35 per share or approximately $23.2 million. The Fund declared and paid dividends on common stock of $2.20 per share or approximately $12.4 million for the year ended March 31, 2013. The tax character of distributions paid on common stock in 2014 represents approximately $20,202,000 of ordinary income and approximately $3,019,000 of capital gains, with no return of capital. The tax character of distributions paid on common stock in 2013 represents approximately $12,067,000 of ordinary income and approximately $349,000 of capital gains, with no return of capital.

For the years ended March 31, 2014 and March 31, 2013 the Fund also declared and paid dividends on preferred stock of approximately $3,982,000 and $459,000, respectively. The tax character of distributions paid on preferred stock represents ordinary income.

As of March 31, 2014, the estimated components of distributable earnings, on a tax basis, were as follows:

Distributable ordinary income	$1,253,007
Distributable long-term capital gains	$2,794,578
Unrealized appreciation on investments	$7,081,555

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

Aggregate gross unrealized appreciation for tax purposes is $14,175,985; and aggregate gross unrealized depreciation of $7,094,430. For tax purposes, the cost basis of the portfolio investments at March 31, 2014 was $229,602,762.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan unless the shareholder has elected to have them paid in cash.

F-13

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Amounts required to be distributed reflect estimates made by the Fund. Dividends paid by the Fund are subject to re-characterization for tax purposes.

CONCENTRATION OF CREDIT RISK

At March 31, 2014, the Fund maintained a cash balance with State Street Bank and Trust Co. The Fund is subject to credit risk arising should State Street Bank and Trust Co. be unable to fulfill its obligations. In addition, the Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Fund to a risk of significant loss if that sector experiences a market downturn.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred that are related to an offering proposed by the Fund. The deferred offering costs will be charged to capital upon the completion of an offering or charged to expense if the offering is unsuccessful. Expenses related to shelf offerings are charged to capital as securities registered are issued.

DEFERRED ISSUANCE COSTS

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s preferred stock offerings. The deferred issuance costs are being amortized and included in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2017 and 2023 Shares.

NOTE 3. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the

F-14

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS  – (continued)

Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2014, the Fund accrued incentive fee expenses of approximately $2.2 million. At March 31, 2014, the Fund has an incentive fee payable of approximately $705,000.

Effective September 9, 2010, the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, own 4.2% of the common stock of the Fund at March 31, 2014.

F-15

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 4. OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Fund’s investments, are fully earned and non-refundable, and are generally non-recurring. The Fund had no such income for the year ended March 31, 2014.

NOTE 5. SERIES 2017 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On November 28, 2012, the Fund completed an underwritten public offering of 600,000 shares of its newly designated 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”) at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Series 2017 Shares on the same terms and conditions to cover over-allotments. On December 10, 2012, the underwriters purchased an additional 32,450 shares of Series 2017 Shares. The total net proceeds to the Fund from the issuance of the Series 2017 Shares were approximately $14.8 million.

The Fund is required to redeem all of the outstanding Series 2017 Shares on December 31, 2017 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2017 Shares on December 31, 2017 without the prior unanimous vote or consent of the holders of Series 2017 Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2017 Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2017 Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2017 Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after December 31, 2014, at the Fund’s sole option, the Fund may redeem the Series 2017 Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2017 Shares.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s preferred stock offering. As of March 31, 2014, the Fund had deferred issuance costs of approximately $0.7 million. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 8.50% of the $25 liquidation preference per share, or $2.125 per year, on the last business day of each month. The deferred issuance costs are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2017 Shares. Amortization expense for the year ended March 31, 2014 was approximately $0.2 million. The Fund also paid dividends for the year ended March 31, 2014 on Series 2017 Shares of approximately $1.3 million.

NOTE 6. SERIES 2023 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On June 21, 2013, the Fund completed an underwritten public offering of 800,000 shares of its newly designated 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Series 2023 Shares on the same terms and conditions to cover over-allotments. On July 10, 2013, the underwriters purchased an additional 62,000 shares of Series 2023 Shares. The total net proceeds to the Fund from the issuance of the Series 2023 Shares were approximately $20.5 million. On November 18, 2013, the Fund completed an offering of additional shares of its Series 2023 Shares in an underwritten public offering. The Fund sold 1,767,770 shares, including 142,770 shares sold pursuant to a

F-16

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 6. SERIES 2023 TERM PREFERRED SHARES  – (continued)

partial exercise of a 30-day option granted to the underwriters at a purchase price of $22.50 per share. The total net proceeds to the Fund from the additional issuance of the Series 2023 Shares were approximately $38.1 million.

The Fund is required to redeem all of the outstanding Series 2023 Shares on June 30, 2023 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2023 Shares on June 30, 2023 without the prior unanimous vote or consent of the holders of Series 2023 Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2023 Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2023 Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2023 Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after June 30, 2016, at the Fund’s sole option, the Fund may redeem the Series 2023 Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2023 Shares.

Deferred issuance costs represent underwriting fees and other direct costs that are related to the Fund’s preferred stock offering. As of March 31, 2014, the Fund had a deferred issuance balance of approximately $2.7 million. Discount on the preferred shares at the time of issuance totaled approximately $4.4 million. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 7.50% of the $25 liquidation preference per share, or $1.875 per year, on the last business day of each month. The deferred issuance costs and discount on the preferred shares are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2023 Shares. The accretion of discount for the year ended March 31, 2014 was approximately $0.2 million. The amortization expense for the year ended March 31, 2014 was approximately $0.2 million and the Fund paid dividends for the year ended March 31, 2014 on Series 2023 Shares of approximately $2.6 million.

NOTE 7. PURCHASES AND SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $159.2 million, and sales and repayments of securities totaled approximately $44.4 million, excluding short-term investments, for the year ended March 31, 2014.

NOTE 8. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2014, the Fund had issued a commitment to purchase $5.6 million of B&M CLO 2014-1, Ltd. Junior Notes and a commitment to purchase an additional $25 million of Venture XVII CLO, Limited Class B Preference Shares.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material impact upon its financial condition or results of operations.

F-17

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2014, 2013, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$16.20	$17.05	$18.19	$16.80
Net investment income(2)	1.24	1.17	1.19	0.07
Net realized and unrealized capital gains(3)	1.56	3.54	0.83	(0.03)
Total from investment operations	2.80	4.71	2.02	0.04
Distributions from net investment income	(1.97)	(2.13)	(2.05)	(0.25)
Distributions from net realized gain on investments	(0.38)	(0.07)	—	—
Distributions based on weighted average share impact	(0.51)	(0.28)	(0.10)	—
Total distributions(4)	(2.86)	(2.48)	(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(5)	0.16	(2.52)	(0.77)	1.79
Effect of offering costs(5)	(0.04)	(0.56)	(0.24)	(0.19)
Effect of shares issued, net(5)	0.12	(3.08)	(1.01)	1.60
Net asset value at end of period	$16.26	$16.20	$17.05	$18.19
Per share market value at beginning of period	$15.98	$14.60	$18.75	$20.00
Per share market value at end of period	$16.70	$15.98	$14.60	$18.75
Total return(6)(7)	20.23%	26.21%	(10.75)%	(5.0)%
Shares outstanding at end of period	15,240,729	7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$247,829	$123,140	$41,879	$33,863
Average net assets (000's)	$154,112	$100,481	$36,644	$34,389
Ratio of net investment income to average daily net assets	6.55%	5.90%	7.18%	3.51	%(8)
Ratio of expenses to average daily net assets	8.38%	5.65%	6.50%	4.79	%(8)
Portfolio turnover rate	28.81%	12.29%	0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.

F-18

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 10. FINANCIAL HIGHLIGHTS  – (continued)

(3)	Net realized and unrealized capital gains and losses include rounding adjustments to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 11. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past five years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC, a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

F-19

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 11. RISK DISCLOSURES  – (continued)

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of Senior Loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments. Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of March 31, 2014. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $14.0 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could effect the return on CLO equity investments, both positively and negatively (and

F-20

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 11. RISK DISCLOSURES  – (continued)

which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, it is highly probable that actual results would differ materially from the results under this hypothetical analysis.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — Federal Income Taxes.”

The Fund’s Series 2017 Shares and Series 2023 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2017 Shares and Series 2023 Shares may increase, which would likely result in a decline in the secondary market price of the Series 2017 Shares and Series 2023 Shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2017 Shares and Series 2023 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including the Series 2017 Shares and Series 2023 Shares, under certain conditions.

Given the seven-year and ten-year term and potential for early redemption of the Series 2017 Shares and Series 2023 Shares, respectively, see “Note 5. Series 2017 Term Preferred Shares and Note 6. Series 2023 Term Preferred Shares,” holders of such shares may face an increased reinvestment risk, which is the risk that

F-21

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 11. RISK DISCLOSURES  – (continued)

the return on an investment purchased with proceeds from the sale or redemption of the Series 2017 Shares and Series 2023 Shares may be lower than the return previously obtained from the investment in such shares.

The Fund does not intend to have the Series 2017 Shares and Series 2023 Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2017 Shares and Series 2023 Shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Fund anticipates no impact from adopting this standard on the Fund’s financial results. The Fund is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

NOTE 13. SUBSEQUENT EVENTS

On May 19, 2014, the Board of Directors declared a distribution of $0.60 per share of common stock for the fiscal first quarter, payable on June 30, 2014 to shareholders of record as of June 16, 2014.

The Fund has evaluated events and transactions that occurred after March 31, 2014 and through the date that the financial statements were issued.

F-22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Oxford Lane Capital Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Oxford Lane Capital Corp. (“the Company”) at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 25, 2011 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 27, 2014

F-23

$

Oxford Lane Capital Corp.

Preferred Stock
          Shares, 7.50% Series 2023

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Ladenburg Thalmann	Deutsche Bank Securities

Co-Managers

BB&T Capital Markets	Maxim Group LLC	National Securities Corporation

             , 2015